UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2015

 AC Alternatives™ Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

OCTOBER 31, 2015
Types of Investments in Portfolio	% of net assets
Common Stocks	70.1%
Warrants	0.1%
Purchased Options Contracts	—*
Temporary Cash Investments	35.5%
Common Stocks Sold Short	(23.0)%
Exchange-Traded Funds Sold Short	(7.1)%
Other Assets and Liabilities	24.4%
*Category is less than 0.05% of total net assets.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,011.00(2)	$1.29(3)	2.75%
Institutional Class	$1,000	$1,012.00(2)	$1.19(3)	2.55%
A Class	$1,000	$1,011.00(2)	$1.40(3)	3.00%
C Class	$1,000	$1,011.00(2)	$1.76(3)	3.75%
R Class	$1,000	$1,011.00(2)	$1.52(3)	3.25%
R6 Class	$1,000	$1,012.00(2)	$1.12(3)	2.40%
Hypothetical
Investor Class	$1,000	$1,011.34(4)	$13.94(4)	2.75%
Institutional Class	$1,000	$1,012.35(4)	$12.93(4)	2.55%
A Class	$1,000	$1,010.08(4)	$15.20(4)	3.00%
C Class	$1,000	$1,006.30(4)	$18.96(4)	3.75%
R Class	$1,000	$1,008.82(4)	$16.46(4)	3.25%
R6 Class	$1,000	$1,013.11(4)	$12.18(4)	2.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from October 15, 2015 (fund inception) through October 31, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 17, the number of days in the period from October 15, 2015 (fund inception) through October 31, 2015, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

4

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 70.1%
Aerospace and Defense — 2.5%
Airbus Group SE	1,627	$113,359
Boeing Co. (The)	2,100	310,947
Finmeccanica SpA(1)	6,234	81,577
Honeywell International, Inc.	3,100	320,168
MTU Aero Engines AG	751	69,511
Precision Castparts Corp.	470	108,481
Textron, Inc.	6,300	265,671
		1,269,714
Air Freight and Logistics — 0.8%
FedEx Corp.(2)	2,460	383,883
Airlines — 1.0%
Delta Air Lines, Inc.(2)	9,669	491,572
Auto Components — 0.6%
Autoliv, Inc. SDR	1,838	220,511
Goodyear Tire & Rubber Co. (The)	2,300	75,532
		296,043
Automobiles — 1.4%
Bayerische Motoren Werke AG	939	96,401
Daimler AG	4,243	368,459
Fiat Chrysler Automobiles NV(1)	14,965	220,843
		685,703
Banks — 6.3%
Banca Popolare dell'Emilia Romagna SC	13,801	111,470
Banco Macro SA ADR(1)	670	41,359
Bank of America Corp.	33,663	564,865
Bank of the Ozarks, Inc.	4,042	202,181
BBVA Banco Frances SA ADR(1)	1,786	41,524
Citigroup, Inc.	1,900	101,023
Comerica, Inc.	7,500	325,500
Danske Bank A/S	7,041	193,612
Erste Group Bank AG(1)	6,966	204,297
First Republic Bank	2,800	182,868
Grupo Financiero Galicia SA ADR	1,565	41,864
JPMorgan Chase & Co.	1,881	120,854
Nordea Bank AB	15,968	176,622
Regions Financial Corp.	34,400	321,640
Signature Bank(1)	1,356	201,936
Swedbank AB, A Shares	5,626	129,133
Unione di Banche Italiane SpA	23,902	178,993
Western Alliance Bancorp(1)	1,893	67,675
		3,207,416

5

	Shares	Value
Beverages — 2.3%
Anheuser-Busch InBev SA ADR	3,047	$363,598
Coca-Cola Co. (The)(2)	3,236	137,045
Constellation Brands, Inc., Class A	3,890	524,372
PepsiCo, Inc.	1,347	137,650
		1,162,665
Biotechnology — 0.8%
Actelion Ltd.	657	91,326
Celgene Corp.(1)	1,146	140,626
Gilead Sciences, Inc.(2)	1,646	177,982
		409,934
Building Products†
Owens Corning	300	13,659
Capital Markets — 4.2%
Ameriprise Financial, Inc.	200	23,072
Bank of New York Mellon Corp. (The)	7,700	320,705
Deutsche Bank AG	300	8,385
E*Trade Financial Corp.(1)	7,800	222,378
Franklin Resources, Inc.	8,100	330,156
Mediobanca SpA	18,063	181,746
Morgan Stanley	10,000	329,700
OM Asset Management plc	2,724	41,351
T. Rowe Price Group, Inc.	4,300	325,166
TD Ameritrade Holding Corp.	9,600	330,912
		2,113,571
Chemicals — 3.0%
Akzo Nobel NV	1,859	131,752
CF Industries Holdings, Inc.(2)	13,799	700,575
Dow Chemical Co. (The)	3,300	170,511
Givaudan SA	51	91,325
LyondellBasell Industries NV, Class A	200	18,582
Monsanto Co.	549	51,178
Sherwin-Williams Co. (The)	745	198,788
Yara International ASA	3,331	151,207
		1,513,918
Commercial Services and Supplies — 1.4%
ADT Corp. (The)	1,800	59,472
ISS A/S	3,154	111,003
KAR Auction Services, Inc.	800	30,720
Tyco International plc	8,900	324,316
Waste Management, Inc.	3,000	161,280
		686,791
Communications Equipment — 1.1%
Cisco Systems, Inc.	2,800	80,780
Nokia Oyj	48,818	363,432
Radware Ltd.(1)	2,264	33,756
Ruckus Wireless, Inc.(1)	4,841	54,607
		532,575

6

	Shares	Value
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	800	$124,120
Vulcan Materials Co.	2,500	241,450
		365,570
Consumer Finance — 0.6%
Ally Financial, Inc.(1)	16,000	318,720
Diversified Consumer Services — 0.1%
H&R Block, Inc.	1,200	44,712
Diversified Financial Services — 0.7%
Intercontinental Exchange, Inc.	500	126,200
McGraw Hill Financial, Inc.	1,221	113,114
Moody's Corp.	1,183	113,757
		353,071
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	4,800	160,848
Cellnex Telecom SAU(1)	4,459	77,375
Deutsche Telekom AG	8,449	157,992
Sunrise Communications Group AG(1)	2,068	112,977
Telecom Argentina SA ADR	2,104	41,049
		550,241
Electric Utilities — 1.1%
Exelon Corp.	2,400	67,008
FirstEnergy Corp.	2,300	71,760
NextEra Energy, Inc.(2)	3,815	391,648
Pampa Energia SA ADR(1)	1,724	41,755
		572,171
Electrical Equipment — 0.2%
Acuity Brands, Inc.	127	27,762
Vestas Wind Systems A/S	1,446	84,278
		112,040
Food and Staples Retailing — 1.1%
CVS Health Corp.	1,221	120,610
Koninklijke Ahold NV	7,867	160,216
Metro AG	5,670	174,767
Walgreens Boots Alliance, Inc.	1,372	116,181
		571,774
Food Products — 1.5%
Adecoagro SA(1)	3,881	41,100
Blue Buffalo Pet Products, Inc.(1)	2,264	40,616
Bunge Ltd.	400	29,184
J.M. Smucker Co. (The)(2)	3,062	359,448
Mondelez International, Inc., Class A	5,917	273,129
		743,477
Health Care Providers and Services — 2.5%
Aetna, Inc.	200	22,956
Anthem, Inc.	200	27,830
Centene Corp.(1)	200	11,896

7

	Shares	Value
Cigna Corp.	1,372	$183,903
HCA Holdings, Inc.(1)	2,075	142,739
Humana, Inc.	1,045	186,668
UnitedHealth Group, Inc.(2)	3,810	448,742
Universal Health Services, Inc., Class B	1,866	227,820
		1,252,554
Hotels, Restaurants and Leisure — 2.0%
Arcos Dorados Holdings, Inc., Class A	13,480	41,518
Carnival Corp.	4,439	240,061
Darden Restaurants, Inc.	1,200	74,268
McDonald's Corp.	899	100,913
Norwegian Cruise Line Holdings Ltd.(1)	3,100	197,222
Starbucks Corp.	3,525	220,559
Starwood Hotels & Resorts Worldwide, Inc.	300	23,961
Yum! Brands, Inc.	1,600	113,456
		1,011,958
Household Durables — 0.6%
Electrolux AB	3,584	105,714
Garmin Ltd.	237	8,406
Mohawk Industries, Inc.(1)(2)	1,010	197,455
		311,575
Household Products — 0.5%
Procter & Gamble Co. (The)	3,450	263,511
Industrial Conglomerates — 1.4%
General Electric Co.	11,000	318,120
Koninklijke Philips Electronics NV	11,829	319,861
Rheinmetall AG	1,521	95,771
		733,752
Insurance — 1.0%
Aflac, Inc.	900	57,375
Allianz SE	939	164,540
Assicurazioni Generali SpA	8,149	154,489
Swiss Life Holding AG	545	130,178
		506,582
Internet Software and Services — 4.0%
Alphabet, Inc., Class A(1)(2)	1,178	868,645
eBay, Inc.(1)	2,800	78,120
Facebook, Inc., Class A(1)(2)	4,482	457,030
LinkedIn Corp., Class A(1)	692	166,682
MercadoLibre, Inc.	430	42,299
Tencent Holdings Ltd.	22,234	420,549
		2,033,325
IT Services — 1.6%
Amdocs Ltd.	2,700	160,839
Computer Sciences Corp.(2)	2,852	189,915
Fiserv, Inc.(1)	1,435	138,492
Visa, Inc., Class A(2)	3,866	299,924

8

	Shares	Value
Western Union Co. (The)	1,000	$19,250
		808,420
Leisure Products — 0.1%
Polaris Industries, Inc.	300	33,702
Machinery — 1.3%
Alfa Laval AB	8,838	155,480
Atlas Copco AB, A Shares	5,032	131,343
Ingersoll-Rand plc	4,700	278,522
Kone Oyj, B Shares	2,178	93,071
		658,416
Media — 3.4%
DISH Network Corp., Class A(1)(2)	7,271	457,855
JCDecaux SA	7,379	300,635
Liberty Global plc(1)	8,423	359,157
Time Warner, Inc.	7,732	582,529
		1,700,176
Metals and Mining — 0.7%
Norsk Hydro ASA	63,548	227,813
Nucor Corp.	1,400	59,220
voestalpine AG	2,385	86,378
		373,411
Multi-Utilities — 1.0%
Sempra Energy(2)	5,124	524,749
Multiline Retail — 2.1%
Dollar General Corp.	4,900	332,073
Dollar Tree, Inc.(1)(2)	8,940	585,481
Target Corp.	1,600	123,488
		1,041,042
Oil, Gas and Consumable Fuels — 1.2%
Marathon Petroleum Corp.	5,197	269,204
Phillips 66	1,612	143,549
Tesoro Corp.	100	10,693
Valero Energy Corp.	1,900	125,248
YPF SA ADR	1,938	41,396
		590,090
Personal Products — 0.6%
Unilever CVA	7,079	320,095
Pharmaceuticals — 4.3%
Allergan plc(1)	1,043	321,734
Bayer AG	2,816	375,774
Bristol-Myers Squibb Co.(2)	5,237	345,380
Eli Lilly & Co.	1,500	122,355
GlaxoSmithKline plc ADR	3,223	138,782
Johnson & Johnson	1,989	200,949
Pfizer, Inc.(2)	14,735	498,338
Roche Holding AG	657	178,333
		2,181,645

9

	Shares	Value
Real Estate Investment Trusts (REITs) — 0.7%
Lamar Advertising Co., Class A	1,055	$59,534
NorthStar Realty Finance Corp.(2)	13,670	164,177
Public Storage	592	135,840
		359,551
Real Estate Management and Development — 0.8%
Realogy Holdings Corp.(1)	6,174	241,403
Vonovia SE	4,187	139,693
		381,096
Road and Rail — 0.3%
Old Dominion Freight Line, Inc.(1)	2,258	139,861
Saia, Inc.(1)	1,279	30,197
		170,058
Semiconductors and Semiconductor Equipment — 0.2%
Avago Technologies Ltd.	100	12,313
Intel Corp.	2,300	77,878
Skyworks Solutions, Inc.	100	7,724
		97,915
Software — 2.3%
Citrix Systems, Inc.(1)(2)	1,546	126,927
CommVault Systems, Inc.(1)	1,385	56,120
Intuit, Inc.	696	67,811
Microsoft Corp.	6,903	363,374
PTC, Inc.(1)	2,857	101,252
SAP SE	4,581	362,095
Symantec Corp.	4,841	99,725
		1,177,304
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	1,435	284,747
Best Buy Co., Inc.	300	10,509
Foot Locker, Inc.	800	54,200
Home Depot, Inc. (The)	1,070	132,295
		481,751
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	300	35,850
EMC Corp.	13,359	350,273
Western Digital Corp.	3,855	257,591
		643,714
Textiles, Apparel and Luxury Goods — 1.2%
adidas AG	1,183	106,087
Cie Financiere Richemont SA	2,065	177,158
Coach, Inc.	1,400	43,680
NIKE, Inc., Class B	2,014	263,895
		590,820
Thrifts and Mortgage Finance — 0.6%
Hudson City Bancorp, Inc.	31,600	319,792

10

	Shares	Value
Trading Companies and Distributors — 0.4%
HD Supply Holdings, Inc.(1)	6,900	$205,551
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(1)	7,281	275,877
TOTAL COMMON STOCKS (Cost $35,065,500)		35,447,652
WARRANTS — 0.1%
Banks — 0.1%
JPMorgan Chase & Co.(1) (Cost $69,872)	3,262	72,938
PURCHASED OPTIONS CONTRACTS†
SPDR S&P 500 ETF Trust, Put $190, Expires 11/20/15 (Cost $11,219)	126	2,709
TEMPORARY CASH INVESTMENTS(3) — 35.5%
SSgA U.S. Government Money Market Fund, Class N	100,000	100,000
State Street Institutional Liquid Reserves Fund, Premier Class	17,833,032	17,833,032
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,933,032)		17,933,032
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 105.7% (Cost $53,079,623)		53,456,331
SECURITIES SOLD SHORT — (30.1)%
COMMON STOCKS SOLD SHORT — (23.0)%
Aerospace and Defense — (0.8)%
Boeing Co. (The)	(1,029)	(152,364)
TransDigm Group, Inc.	(1,100)	(241,835)
United Technologies Corp.	(100)	(9,841)
		(404,040)
Air Freight and Logistics — (0.1)%
United Parcel Service, Inc., Class B	(284)	(29,258)
Auto Components — (1.0)%
Autoliv, Inc.	(3,246)	(393,545)
Johnson Controls, Inc.	(2,050)	(92,619)
		(486,164)
Automobiles†
Tesla Motors, Inc.	(100)	(20,693)
Banks — (5.0)%
BB&T Corp.	(6,500)	(241,475)
East West Bancorp, Inc.	(5,100)	(205,989)
Fifth Third Bancorp	(11,200)	(213,360)
Huntington Bancshares, Inc.	(21,900)	(240,243)
JPMorgan Chase & Co.	(3,800)	(244,150)
KeyCorp	(17,900)	(222,318)
PNC Financial Services Group, Inc. (The)	(2,700)	(243,702)
Signature Bank	(1,400)	(208,488)
SunTrust Banks, Inc.	(5,800)	(240,816)
Toronto-Dominion Bank (The)	(5,800)	(237,916)
Wells Fargo & Co.	(4,500)	(243,630)
		(2,542,087)

11

	Shares	Value
Beverages — (0.1)%
Brown-Forman Corp., Class B	(600)	$(63,708)
Building Products — (0.5)%
Fortune Brands Home & Security, Inc.	(3,700)	(193,621)
Masco Corp.	(2,400)	(69,600)
		(263,221)
Capital Markets — (2.9)%
BlackRock, Inc.	(700)	(246,379)
Charles Schwab Corp. (The)	(8,000)	(244,160)
Goldman Sachs Group, Inc. (The)	(2,018)	(378,375)
Northern Trust Corp.	(3,500)	(246,365)
Raymond James Financial, Inc.	(4,500)	(247,995)
State Street Corp.	(1,800)	(124,200)
		(1,487,474)
Chemicals — (1.5)%
Axalta Coating Systems Ltd.	(1,200)	(33,156)
Ecolab, Inc.	(400)	(48,140)
EI du Pont de Nemours & Co.	(800)	(50,720)
LyondellBasell Industries NV, Class A	(2,971)	(276,036)
Mosaic Co. (The)	(3,991)	(134,856)
Potash Corp. of Saskatchewan, Inc.	(6,031)	(122,007)
WR Grace & Co.	(700)	(70,210)
		(735,125)
Commercial Services and Supplies†
Stericycle, Inc.	(100)	(12,137)
Communications Equipment — (0.2)%
Motorola Solutions, Inc.	(1,660)	(116,150)
Construction Materials — (0.1)%
Cemex SAB de CV ADR	(4,300)	(27,133)
Diversified Financial Services — (0.1)%
McGraw Hill Financial, Inc.	(300)	(27,792)
MSCI, Inc., Class A	(500)	(33,500)
		(61,292)
Diversified Telecommunication Services — (0.1)%
AT&T, Inc.	(1,587)	(53,181)
Electrical Equipment — (0.5)%
Acuity Brands, Inc.	(200)	(43,720)
AMETEK, Inc.	(2,200)	(120,604)
Sensata Technologies Holding NV	(1,900)	(91,371)
		(255,695)
Electronic Equipment, Instruments and Components — (0.2)%
Amphenol Corp., Class A	(2,100)	(113,862)
Energy Equipment and Services†
Schlumberger Ltd.	(300)	(23,448)
Food and Staples Retailing — (0.1)%
Wal-Mart Stores, Inc.	(804)	(46,021)

12

	Shares	Value
Food Products — (0.1)%
Mead Johnson Nutrition Co.	(300)	$(24,600)
Health Care Equipment and Supplies — (0.8)%
Intuitive Surgical, Inc.	(541)	(268,661)
Varian Medical Systems, Inc.	(1,674)	(131,459)
		(400,120)
Hotels, Restaurants and Leisure — (0.4)%
Melco Crown Entertainment Ltd. ADR	(1,100)	(20,603)
Royal Caribbean Cruises Ltd.	(1,800)	(177,030)
		(197,633)
Industrial Conglomerates — (0.5)%
3M Co.	(1,500)	(235,815)
Internet and Catalog Retail — (0.1)%
JD.com, Inc. ADR	(1,100)	(30,382)
Netflix, Inc.	(100)	(10,838)
TripAdvisor, Inc.	(200)	(16,756)
		(57,976)
Internet Software and Services — (0.2)%
CoStar Group, Inc.	(200)	(40,614)
Twitter, Inc.	(100)	(2,846)
Yahoo!, Inc.	(1,400)	(49,868)
		(93,328)
IT Services — (1.2)%
Alliance Data Systems Corp.	(500)	(148,655)
International Business Machines Corp.	(1,284)	(179,863)
MasterCard, Inc., Class A	(1,500)	(148,485)
PayPal Holdings, Inc.	(3,387)	(121,966)
		(598,969)
Life Sciences Tools and Services — (0.1)%
Illumina, Inc.	(300)	(42,984)
Machinery — (1.9)%
Caterpillar, Inc.	(4,110)	(299,989)
Cummins, Inc.	(1,977)	(204,639)
Deere & Co.	(284)	(22,152)
Dover Corp.	(3,000)	(193,290)
Parker-Hannifin Corp.	(2,400)	(251,280)
		(971,350)
Media — (0.1)%
Charter Communications, Inc., Class A	(100)	(19,094)
DISH Network Corp., Class A	(300)	(18,891)
		(37,985)
Metals and Mining — (1.2)%
First Quantum Minerals Ltd.	(19,754)	(105,447)
Glencore plc	(141,148)	(244,793)
Rio Tinto plc ADR	(5,100)	(186,201)
Southern Copper Corp.	(1,000)	(27,760)

13

	Shares	Value
Vale SA ADR	(10,400)	$(45,344)
		(609,545)
Multiline Retail — (0.5)%
Dollar Tree, Inc.	(2,400)	(157,176)
Kohl's Corp.	(2,468)	(113,824)
		(271,000)
Oil, Gas and Consumable Fuels — (0.8)%
Apache Corp.	(2,191)	(103,262)
Cheniere Energy, Inc.	(300)	(14,856)
Chevron Corp.	(1,612)	(146,498)
Kinder Morgan, Inc.	(700)	(19,145)
Newfield Exploration Co.	(100)	(4,019)
Royal Dutch Shell plc ADR	(2,480)	(130,101)
		(417,881)
Personal Products†
Coty, Inc., Class A	(200)	(5,790)
Software — (0.5)%
Autodesk, Inc.	(600)	(33,114)
NetSuite, Inc.	(400)	(34,028)
SAP SE	(382)	(30,194)
Workday, Inc., Class A	(1,800)	(142,146)
		(239,482)
Textiles, Apparel and Luxury Goods — (0.5)%
Swatch Group AG (The)	(604)	(236,418)
Under Armour, Inc., Class A	(300)	(28,524)
		(264,942)
Trading Companies and Distributors — (0.9)%
Fastenal Co.	(5,049)	(197,719)
WW Grainger, Inc.	(1,200)	(252,000)
		(449,719)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $11,703,288)		(11,659,808)
EXCHANGE-TRADED FUNDS SOLD SHORT — (7.1)%
Consumer Discretionary Select Sector SPDR Fund	(2,715)	(219,834)
Consumer Staples Select Sector SPDR Fund	(4,000)	(199,520)
Energy Select Sector SPDR Fund	(2,200)	(149,666)
Financial Select Sector SPDR Fund	(8,100)	(195,048)
Health Care Select Sector SPDR Fund	(2,007)	(143,179)
Industrial Select Sector SPDR Fund	(6,050)	(328,333)
iShares MSCI Brazil Capped ETF	(9,140)	(209,032)
iShares MSCI Emerging Markets ETF	(11,180)	(389,847)
iShares Nasdaq Biotechnology ETF	(743)	(241,817)
Materials Select Sector SPDR Fund	(6,155)	(278,698)
SPDR S&P 500 ETF Trust	(3,838)	(798,035)
SPDR S&P Biotech ETF	(1,186)	(79,023)
SPDR S&P Regional Banking ETF	(3,930)	(168,322)
Technology Select Sector SPDR Fund	(1,735)	(75,733)

14

	Shares	Value
Utilities Select Sector SPDR Fund	(2,300)	$(100,625)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $3,540,497)		(3,576,712)
TOTAL SECURITIES SOLD SHORT — (30.1)% (Proceeds $15,243,785)		(15,236,520)
OTHER ASSETS AND LIABILITIES — 24.4%		12,341,310
TOTAL NET ASSETS — 100.0%		$50,561,121

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	315,000	USD	318,847	State Street Bank & Trust Co.	11/18/15	$(22)
USD	483,528	CHF	460,000	State Street Bank & Trust Co.	11/18/15	17,942
USD	15,701	CHF	15,000	State Street Bank & Trust Co.	11/18/15	519
USD	16,338	CHF	16,000	State Street Bank & Trust Co.	11/18/15	143
USD	485,654	CHF	479,000	State Street Bank & Trust Co.	11/18/15	838
USD	13,064	CHF	13,000	State Street Bank & Trust Co.	11/18/15	(94)
USD	107,335	CHF	102,000	Morgan Stanley & Co.	12/18/15	3,984
DKK	1,337,000	USD	203,390	State Street Bank & Trust Co.	11/18/15	(6,191)
DKK	601,000	USD	88,680	State Street Bank & Trust Co.	11/18/15	(37)
USD	555,547	DKK	3,645,000	State Street Bank & Trust Co.	11/18/15	17,935
USD	139,313	DKK	941,000	State Street Bank & Trust Co.	11/18/15	522
EUR	450,000	USD	496,928	State Street Bank & Trust Co.	11/18/15	(1,995)
EUR	56,000	USD	61,606	State Street Bank & Trust Co.	11/18/15	(15)
USD	5,119,162	EUR	4,505,000	State Street Bank & Trust Co.	11/18/15	164,331
USD	68,077	EUR	60,000	State Street Bank & Trust Co.	11/18/15	2,086
USD	48,790	EUR	43,000	State Street Bank & Trust Co.	11/18/15	1,496
USD	84,504	EUR	76,000	State Street Bank & Trust Co.	11/18/15	915
USD	83,641	EUR	76,000	State Street Bank & Trust Co.	11/18/15	52
USD	40,375	EUR	37,000	State Street Bank & Trust Co.	11/18/15	(319)
USD	450,391	EUR	396,000	Morgan Stanley & Co.	12/18/15	14,611
USD	11,018	EUR	10,000	Morgan Stanley & Co.	12/18/15	14
GBP	19,000	USD	29,072	State Street Bank & Trust Co.	11/18/15	216
USD	42,877	GBP	28,000	State Street Bank & Trust Co.	11/18/15	(284)
USD	15,254	GBP	10,000	State Street Bank & Trust Co.	11/18/15	(161)
NOK	475,000	USD	58,438	State Street Bank & Trust Co.	11/18/15	(2,549)
NOK	200,000	USD	23,486	State Street Bank & Trust Co.	11/18/15	46
USD	145,036	NOK	1,175,000	State Street Bank & Trust Co.	11/18/15	6,783
USD	322,259	NOK	2,731,000	State Street Bank & Trust Co.	11/18/15	923
SEK	689,000	USD	80,697	State Street Bank & Trust Co.	11/18/15	(26)
USD	686,508	SEK	5,640,000	State Street Bank & Trust Co.	11/18/15	26,155
USD	58,188	SEK	483,000	State Street Bank & Trust Co.	11/18/15	1,637
USD	25,024	SEK	213,000	State Street Bank & Trust Co.	11/18/15	85
USD	258,589	SEK	2,198,000	State Street Bank & Trust Co.	11/18/15	1,239
						$250,779

15

TOTAL RETURN SWAP AGREEMENTS*
Counterparty	Units	Reference Entity	Notional Amount		Value
Purchased
Credit Suisse Capital LLC	14,955	Credit Suisse Activist Index**	USD	1,501,412	$(4,566)
Credit Suisse Capital LLC	2,312	Credit Suisse Merger Arbitrage Liquid Index***	USD	2,503,526	(2,011)
Goldman Sachs International	845	Air Liquide SA	EUR	99,084	595
Goldman Sachs International	5,276	Airbus Group SE	EUR	308,128	28,766
Goldman Sachs International	13,894	AXA SA	EUR	327,529	11,483
Goldman Sachs International	3,924	BNP Paribus SA	EUR	216,316	577
Goldman Sachs International	3,192	Danone SA	EUR	191,694	11,778
Goldman Sachs International	1,840	Legrand SA	EUR	86,392	6,045
Goldman Sachs International	751	LVMH Moet Hennessy Louis Vuitton SE	EUR	127,380	(11)
Goldman Sachs International	13,143	Orange SA	EUR	194,997	17,320
Goldman Sachs International	1,596	Pernod-Ricard SA	EUR	168,385	2,975
Goldman Sachs International	1,859	Renault SA	EUR	159,385	(14)
Goldman Sachs International	3,661	Total SA	EUR	161,628	(14)
Goldman Sachs International	5,775	Vinci SA	EUR	336,446	19,820
Goldman Sachs International	12,956	Vivendi SA	EUR	283,824	117
Morgan Stanley Capital Services LLC	1,220	Acciona SA	EUR	90,183	3,474
Morgan Stanley Capital Services LLC	3,286	ACS Actividades de Construccion y Servicios SA	EUR	97,651	4,436
Morgan Stanley Capital Services LLC	1,108	Aena SA	EUR	114,225	(1,938)
Morgan Stanley Capital Services LLC	2,441	Amadeus IT Holdings SA	EUR	95,085	(518)
Morgan Stanley Capital Services LLC	375,525	Bank of Ireland	EUR	134,037	(7,405)
Morgan Stanley Capital Services LLC	1,915	Berkely Group Holdings plc	GBP	62,896	992
Morgan Stanley Capital Services LLC	48,818	BP plc	GBP	187,431	1,852
Morgan Stanley Capital Services LLC	48,818	BT Group plc	GBP	217,714	14,321
Morgan Stanley Capital Services LLC	6,065	CRH plc	GBP	106,341	2,585
Morgan Stanley Capital Services LLC	5,350	Inditex SA	EUR	166,101	17,991
Morgan Stanley Capital Services LLC	24,803	ITV plc	GBP	61,789	2,038
Morgan Stanley Capital Services LLC	24,409	Kingfisher plc	GBP	88,148	(3,021)
Morgan Stanley Capital Services LLC	178,769	Lloyds Banking Group plc	GBP	132,760	(1,470)
Morgan Stanley Capital Services LLC	3,154	Persimmon plc	GBP	63,186	(455)
Morgan Stanley Capital Services LLC	5,501	Smith & Nephew plc	GBP	61,882	(1,265)
Morgan Stanley Capital Services LLC	32,314	Taylor Wimpey plc	GBP	63,222	1,170
Morgan Stanley Capital Services LLC	52,573	Vodafone Group plc	GBP	110,028	4,023
					$129,670

Sold
Morgan Stanley Capital Services LLC	6,713	MTN Group Ltd.	USD	94,722	18,177
Morgan Stanley Capital Services LLC	9,906	Repsol YPF SA	USD	132,776	7,777
					$25,954

* The fund will pay or receive a floating rate as determined by the counterparty in accordance with guidelines outlined in the Master Confirmation Agreement. The floating rate and termination date adjust periodically and cannot be predicted with certainty.
** The Credit Suisse Activist Index is constructed to gain exposure to U.S. stocks with high ownership from 29 custom activist investors.  The index consists of 25 stocks with high ownership (as filed on Form 13F with the
Securities and Exchange Commission) subject to constraints on risk, liquidity and the size of activist exposure relative to firm value.
***The Credit Suisse Merger Arbitrage Liquid Index aims to achieve broad exposure to a merger arbitrage strategy using a quantitative methodology to invest in a liquid, diversified and broadly representative set of announced merger deals.

16

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
12	Cotation Assistée en Continu 40 Index	November 2015	$646,001	$(20,727)
2	Deutscher Aktienindex Index	December 2015	594,883	(39,453)
43	Euro STOXX 50 Index	December 2015	1,609,107	(68,538)
7	FTSE 100 Index	December 2015	682,004	2,578
1	FTSE Milano Italia Borsa Index	December 2015	123,392	(892)
13	OMX Stockholm 30 Index	November 2015	227,634	(1,288)
			$3,883,021	$(128,320)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
DKK	-	Danish Krone
EUR	-	Euro
FTSE	-	Financial Times Stock Exchange
GBP	-	British Pound
NOK	-	Norwegian Krone
OMX	-	Options Market Exchange
SDR	-	Swedish Depositary Receipt
SEK	-	Swedish Krona
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $6,244,828.

(3)	Category includes collateral received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $130,000.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $53,079,623)	$53,456,331
Foreign currency holdings, at value (cost of $240,589)	240,582
Deposits with broker for futures contracts and swap agreements	828,659
Deposits with broker for securities sold short	11,130,485
Receivable for investments sold	11,054,557
Receivable for variation margin on futures contracts	12,578
Unrealized appreciation on forward foreign currency exchange contracts	262,472
Swap agreements, at value	178,312
Dividends and interest receivable	10,357
77,174,333

Liabilities
Securities sold short, at value (proceeds of $15,243,785)	15,236,520
Payable for collateral received for swap agreements	130,000
Payable for investments purchased	11,146,742
Unrealized depreciation on forward foreign currency exchange contracts	11,693
Swap agreements, at value	22,688
Accrued management fees	52,011
Distribution and service fees payable	5,944
Dividend expense payable on securities sold short	6,503
Broker fees and charges payable on securities sold short	1,111
26,613,212

Net Assets	$50,561,121

Net Assets Consist of:
Capital (par value and paid-in surplus)	$49,994,055
Accumulated net investment loss	(55,594)
Accumulated net realized loss	(39,439)
Net unrealized appreciation	662,099
$50,561,121

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,226,501	2,000,000	$10.11
Institutional Class, $0.01 Par Value	$6,068,482	600,000	$10.11
A Class, $0.01 Par Value	$10,112,144	1,000,000	$10.11*
C Class, $0.01 Par Value	$10,108,826	1,000,000	$10.11
R Class, $0.01 Par Value	$2,022,208	200,000	$10.11
R6 Class, $0.01 Par Value	$2,022,960	200,000	$10.11
*Maximum offering price $10.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $720)	$8,491
Interest	1,866
10,357

Expenses:
Dividend expense on securities sold short	6,503
Broker fees and charges on securities sold short	1,111
Management fees	52,011
Distribution and service fees:
A Class	1,101
C Class	4,403
R Class	440
Other expenses	8
65,577

Net investment income (loss)	(55,220)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(41,802)
Securities sold short transactions	(2,051)
Futures contract transactions	(18,446)
Swap agreement transactions	23,365
Foreign currency transactions	(6,824)
(45,758)

Change in net unrealized appreciation (depreciation) on:
Investments	376,708
Securities sold short	7,265
Futures contracts	(128,320)
Swap agreements	155,624
Translation of assets and liabilities in foreign currencies	250,822
662,099

Net realized and unrealized gain (loss)	616,341

Net Increase (Decrease) in Net Assets Resulting from Operations	$561,121

(1)	October 15, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(55,220)
Net realized gain (loss)	(45,758)
Change in net unrealized appreciation (depreciation)	662,099
Net increase (decrease) in net assets resulting from operations	561,121

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	50,000,000

Net increase (decrease) in net assets	50,561,121

Net Assets
End of period	$50,561,121

Accumulated net investment loss	$(55,594)

(1)	October 15, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

20

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to provide capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced operations on October 15, 2015, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures and options contracts are valued based on quoted prices as provided by the appropriate exchange. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

21

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three

22

years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP is responsible for making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were Achievement Asset Management LLC, Passport Capital, LLC, Siros Capital Management, L.P. and Three Bridges Capital, LP.  PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s subadvisors own 100% of the shares of the fund.  Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 2.40% for the Investor Class, A Class, C Class and R Class, 2.20% for the Institutional Class and 2.05% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period October 15, 2015 (fund inception) through October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period October 15, 2015 (fund inception) through October 31, 2015 were $39,750,263 and $19,814,823, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended October 31, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	2,000,000	$20,000,000
Institutional Class/Shares Authorized	100,000,000
Sold	600,000	6,000,000
A Class/Shares Authorized	40,000,000
Sold	1,000,000	10,000,000
C Class/Shares Authorized	40,000,000
Sold	1,000,000	10,000,000
R Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
R6 Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
Net increase (decrease)	5,000,000	$50,000,000

(1)	October 15, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$1,005,267	$264,447	—
Auto Components	75,532	220,511	—
Automobiles	—	685,703	—
Banks	2,213,289	994,127	—
Biotechnology	318,608	91,326	—
Capital Markets	1,931,825	181,746	—
Chemicals	1,139,634	374,284	—
Commercial Services and Supplies	575,788	111,003	—
Communications Equipment	169,143	363,432	—
Diversified Telecommunication Services	201,897	348,344	—
Electrical Equipment	27,762	84,278	—
Food and Staples Retailing	236,791	334,983	—
Household Durables	205,861	105,714	—
Industrial Conglomerates	318,120	415,632	—
Insurance	57,375	449,207	—
Internet Software and Services	1,612,776	420,549	—
Machinery	278,522	379,894	—
Media	1,399,541	300,635	—
Metals and Mining	59,220	314,191	—
Personal Products	—	320,095	—
Pharmaceuticals	1,627,538	554,107	—
Real Estate Management and Development	241,403	139,693	—
Software	815,209	362,095	—
Textiles, Apparel and Luxury Goods	307,575	283,245	—
Other Industries	12,529,735	—	—
Warrants	72,938	—	—
Purchased Options Contracts	2,709	—	—
Temporary Cash Investments	17,933,032	—	—
	$45,357,090	$8,099,241	—
Other Financial Instruments
Futures Contracts	—	$2,578	—
Swap Agreements	—	178,312	—
Forward Foreign Currency Exchange Contracts	—	262,472	—
	—	$443,362	—

Liabilities
Securities Sold Short
Common Stocks	$(11,042,956)	$(616,852)	—
Exchange-Traded Funds	(3,576,712)	—	—
	$(14,619,668)	$(616,852)
Other Financial Instruments
Futures Contracts	—	$(130,898)	—
Swap Agreements	—	(22,688)	—
Forward Foreign Currency Exchange Contracts	—	(11,693)	—
	—	$(165,279)	—

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7. Derivative Instruments

Equity Price Risk – The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts and total return swap agreements or purchase put option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase a put option contract to protect against declines in market value on the underlying index or security. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund recognizes a realized gain or loss when the option contract is exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. The fund’s exposure to these equity price risk derivative instruments at period end was 126 options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund’s exposure to these equity price risk derivative instruments held at period end was 78 futures contracts.

A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. At period end, the fund held 918,667 swap agreement units.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's U.S. dollar exposure to foreign currency risk derivative instruments at period end was $10,637,317.

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Value of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Investment securities	$2,709	Investment securities	—
Equity Price Risk	Receivable for variation margin on futures contracts*	12,578	Payable for variation margin on futures contracts*	—
Equity Price Risk	Swap agreements	178,312	Swap agreements	$22,688
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	262,472	Unrealized depreciation on forward foreign currency exchange contracts	11,693
		$456,071		$34,381

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on investment transactions	—	Change in net unrealized appreciation (depreciation) on investments	$(8,510)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(18,446)	Change in net unrealized appreciation (depreciation) on futures contracts	(128,320)
Equity Price Risk	Net realized gain (loss) on swap agreement transactions	23,365	Change in net unrealized appreciation (depreciation) on swap agreements	155,624
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	—	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	250,779
		$4,919		$269,573

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy.  Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security to sell short, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period October 15, 2015 (fund inception) through October 31, 2015.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$53,115,906
Gross tax appreciation of investments	$696,537
Gross tax depreciation of investments	(356,112)
Net tax appreciation (depreciation) of investments	340,425
Net tax appreciation (depreciation) on securities sold short	7,265
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(22,898)
Net tax appreciation (depreciation)	$324,792
Undistributed ordinary income	$362,437
Accumulated short-term capital losses	$(53,209)
Accumulated long-term capital losses	$(66,954)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and swap agreements.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Subsequent Events

Effective November 13, 2015, ACIM terminated the subadvisory agreement with Achievement Asset Management LLC on behalf of the fund.

On December 1, 2015, the Board of Directors approved a name change for the fund. Effective February 1, 2016, the fund’s name will change to AC AlternativesTM Long Short Fund.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.10%	2.75%(5)	2.40%(5)	(2.28)%(5)	81%	$20,227
Institutional Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.20%	2.55%(5)	2.20%(5)	(2.08)%(5)	81%	$6,068
A Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.10%	3.00%(5)	2.65%(5)	(2.53)%(5)	81%	$10,112
C Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.10%	3.75%(5)	3.40%(5)	(3.28)%(5)	81%	$10,109
R Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.10%	3.25%(5)	2.90%(5)	(2.78)%(5)	81%	$2,022
R6 Class
2015(4)	$10.00	(0.01)	0.12	0.11	$10.11	1.20%	2.40%(5)	2.05%(5)	(1.93)%(5)	81%	$2,023

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 15, 2015 (fund inception) through October 31, 2015.

(5)	Annualized.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC AlternativesTM Equity Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 15, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC AlternativesTM Equity Fund of American Century Capital Portfolios, Inc. as of October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 15, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 18, 2015

30

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

33

Approval of Management Agreement

The Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), new contracts for investment advisory services, including subadvisory contracts, are required to be approved by a majority of a fund’s independent directors and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information to the Directors concerning the Fund, the Advisor, and the proposed subadvisors. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of those designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board also considered the Fund’s innovative and differentiating investment approach, which incorporates (i) a flexible and opportunistic investment strategy, (ii) tactical asset allocation among multiple managers, (iii) dedicated third party manager selection and evaluation, and (iv) active investment overlay and hedging. In addition, the Board recognized that the Fund does not have a well-developed competitive set within its peer universe. Based on all of the information considered, the independent Directors concluded that the Fund’s unified fee was reasonable.

When considering the approval of the management agreement for the Fund, the independent Directors considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board recognized that that the

34

Advisor will continue to monitor and discuss with the independent Directors marketplace feedback and any future competitive product developments on an ongoing basis.

The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund. The Directors noted that the Advisor will play a significant role in the oversight of the subadvisors to the Fund and would actively monitor both investment and operational matters presented by the Fund.

The independent Directors considered all of the information provided by the Advisor and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. The independent Directors concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

Approval of Subadvisory Agreements

The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.

The Fund’s Board of Directors, in considering the approval of the subadvisory agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”), received detailed information regarding the Fund, its investment objective and strategy, characteristics, and key attributes, as well as the experience of those designated to manage the Fund.

The Board received a recommendation from the Advisor to approve PWP as a subadvisor and a recommendation from the Advisor and PWP to approve Achievement Asset Management LLC,* Passport Capital, LLC, Sirios Capital Management, L.P., and Three Bridges Capital, LP (the “Underlying Subadvisors”) as subadvisors for the Fund. The Underlying Subadvisors and PWP are each referred to herein as a “Subadvisor” and, collectively, as the “Subadvisors.” The information considered and the discussions held with regard to the Subadvisors included, but were not limited to:

•	the nature, extent, and quality of investment management services to be provided by each Subadvisor to the Fund;

•	each Subadvisor’s breadth of experience in managing its particular investment strategy and in managing investments generally;

•	the expected composition and liquidity of the securities held in each Subadvisor’s portion of the Fund;

*Achievement Asset Management LLC is no longer managing Fund assets, effective November 13, 2015.

35

•	data comparing the performance of each Subadvisor’s proposed investment strategies employed in similar accounts to appropriate benchmarks; and

•	the compliance policies, procedures, and regulatory experience of the Subadvisors, including management of other 1940 Act registered investment companies, if applicable.

The independent Directors reviewed the proposed fees for the Subadvisors, noting that the compensation paid to each Subadvisor would be paid by the Advisor out of the Fund’s unified fee. They also noted that the terms of each Subadvisory Agreement was the result of arms’ length negotiations between the Advisor and the Subadvisor. The independent Directors considered all of the information provided by the Advisor, the Subadvisors, and the independent Directors’ independent counsel in connection with the approval, and concluded that they had sufficient information to evaluate the proposed agreements on behalf of the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. Based on all of the information considered, the independent Directors concluded that the Subadvisory Agreements with each Subadvisor were fair and reasonable in light of the services to be provided and should be approved.

36

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87647 1512

ANNUAL REPORT
OCTOBER 31, 2015

 AC Alternatives™ Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing the fund's initial report dated October 31, 2015, which provides market commentary, investment performance, and portfolio information.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors and portfolio strategies that affected returns. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Concerns About China, Global Growth, and Central Bank Policies Triggered Market Volatility

Widespread concerns about global growth sparked sharp financial market volatility during the period, which covered August through October of 2015. China was the key catalyst; challenges and events in China during the three-month period included slowing economic growth, a sudden currency devaluation, and massive monetary policy intervention by China’s central bank. These events rippled through the global markets in August and September, contributing to the decision by the U.S. Federal Reserve (the Fed) in September to delay raising its short-term interest rate target for fear of further roiling the markets.

The Fed’s delay, along with indications of further monetary policy easing by other major central banks, helped stabilize conditions in October. Some of the higher-risk markets and sectors that had sold off strongly in August and September rebounded in October, reducing their losses. But we’re not out of the woods yet. After stabilizing the markets by not raising interest rates, the Fed indicated in October that it could still raise rates by year end. This spurred demand for the U.S. dollar, which could trigger further volatility in dollar-sensitive areas such as commodities and emerging markets.

We expect China’s economy, global growth concerns, and central bank policies to continue to be the focus of the financial markets in coming months, accompanied by further volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2015
	Ticker Symbol	Since Inception(1)	Inception Date(2)
Investor Class	ALNNX	-2.44%	7/31/15
Blended Index(3)	—	0.12%	—
Barclays U.S. Universal Bond Index	—	0.42%	—
S&P 500 Index	—	-0.63%	—
Institutional Class	ALNIX	-2.34%	7/31/15
A Class	ALNAX		7/31/15
No sales charge*		-2.44%
With sales charge*		-8.05%
C Class	ALNHX		7/31/15
No sales charge*		-2.64%
With sales charge*		-3.62%
R Class	ALNRX	-2.54%	7/31/15
R6 Class	ALNDX	-2.34%	7/31/15

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Although the fund commenced operations on May 29, 2015, the performance inception date reflects the date the fund began investing in accordance with its investment strategy.

(3)	The blended index combines monthly returns of two widely known indices. The Barclays U.S. Universal Bond Index represents 60% of the index and the remaining 40% is represented by the S&P 500 Index.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
2.03%	1.83%	2.28%	3.03%	2.53%	1.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Chris Bittman, Kent Muckel and Darren Myers

Performance Summary

This discussion of AC Alternatives Income Fund performance reflects the period from July 31, 2015 (the date the fund began investing in accordance with its investment strategy) through its fiscal year end on October 31, 2015. During this period, the fund generated a return of -2.44%.* This compares to returns of 0.42% for the Barclays U.S. Universal Bond Index, -0.63% for the S&P 500 Index, and 0.12% for a custom blended benchmark comprised of 60% Barclays U.S. Universal Bond Index and 40% S&P 500 Index.

Market Sentiment Shifted

Although this commentary covers a time frame of just three months, there were two distinct periods of investment sentiment. August and September were characterized by broad risk-averse sentiment in the markets, with equities trading off significantly. Equity markets were highly volatile as investors weighed concerns over slowing growth in China, uncertainty over U.S. Federal Reserve policy changes, and energy market volatility.

During these two months, the fund benefited from an underweight to equity-like assets relative to its blended benchmark, which contains a 40% allocation to equities, represented by the S&P 500 Index. However, this benefit was partially offset by an allocation to Master Limited Partnerships (MLPs) within the fund’s equity-like allocation. The MLP market, as measured by the Alerian MLP Index, fell -19.48% during August and September as investors continued to be wary of merger activity in the space and concerned over distribution rate cuts. Credit exposure was also a headwind during the sell-off as spreads widened, particularly on high-yield debt.

October Rebound for Risk-Sensitive Holdings

Later in the period, risk-sensitive assets rebounded sharply, reversing a portion of the losses in the prior two months. The bounce in early October was a near mirror image of the prior months’ declines, as many sectors that had been depressed experienced recoveries. This included securities with high foreign sales exposure, high energy exposure, and high betas. The portfolio’s allocations to MLPs and high-yield bonds benefited from sharp rebounds in those markets. However, bank loans and select segments of structured credit, including collateralized loan obligations and asset-backed securities, generally did not participate in this snapback rally, either remaining flat for the month or generating negative returns. Exposure to these areas weighed on the fund’s performance in October. The fund’s allocation to Real Estate Investment Trusts (REITs) and high dividend equities rallied but were not able to fully keep pace with the broader equity markets.

Positioning for the Future

The portfolio’s subadvisors actively reallocated their exposures during the period. The general market volatility and wide return dispersion across sectors, regions, and individual securities provided ample opportunity to shift towards newly attractive areas. The portfolio is tilted towards niches of the fixed income market where security selection remains a key driver of returns. A cautious view towards credit markets is being reflected in the portfolio's positioning. The fund holds cash and cash alternatives in order to continue to be able to take advantage of market opportunities that arise during bouts of volatility.

*
All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

OCTOBER 31, 2015
Types of Investments in Portfolio	% of net assets
Corporate Bonds	22.1%
Bank Loan Obligations	16.7%
Common Stocks	11.9%
Asset-Backed Securities	11.2%
Collateralized Loan Obligations	10.5%
Collateralized Mortgage Obligations	6.1%
Commercial Mortgage-Backed Securities	6.0%
Exchange-Traded Funds	3.4%
Purchased Options Contracts	—*
Corporate Bonds Sold Short	(0.1)%
Temporary Cash Investments	15.5%
Other Assets and Liabilities	(3.3)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$961.00(2)	$8.38(3)	2.00%
Institutional Class	$1,000	$962.00(2)	$7.55(3)	1.80%
A Class	$1,000	$960.00(2)	$9.42(3)	2.25%
C Class	$1,000	$957.00(2)	$12.55(3)	3.00%
R Class	$1,000	$959.00(2)	$10.47(3)	2.50%
R6 Class	$1,000	$962.00(2)	$6.92(3)	1.65%
Hypothetical
Investor Class	$1,000	$1,015.12(4)	$10.16(4)	2.00%
Institutional Class	$1,000	$1,016.13(4)	$9.15(4)	1.80%
A Class	$1,000	$1,013.86(4)	$11.42(4)	2.25%
C Class	$1,000	$1,010.08(4)	$15.20(4)	3.00%
R Class	$1,000	$1,012.60(4)	$12.68(4)	2.50%
R6 Class	$1,000	$1,016.89(4)	$8.39(4)	1.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from May 29, 2015 (fund inception) through October 31, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 156, the number of days in the period from May 29, 2015 (fund inception) through October 31, 2015, divided by 365 to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

OCTOBER 31, 2015

	Principal Amount/Shares	Value
CORPORATE BONDS — 22.1%
Aerospace and Defense — 0.5%
KLX, Inc., 5.875%, 12/1/22(1)	$250,000	$256,405
Air Freight and Logistics — 0.4%
XPO Logistics, Inc., 7.875%, 9/1/19(1)	100,000	101,000
XPO Logistics, Inc., 6.50%, 6/15/22(1)	100,000	89,625
		190,625
Airlines — 1.9%
Air Canada, 8.75%, 4/1/20(1)	250,000	273,687
Air Canada, 7.75%, 4/15/21(1)	250,000	261,563
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 2/15/19(1)	500,000	436,875
		972,125
Auto Components — 1.0%
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	500,000	492,500
Chemicals — 1.2%
TPC Group, Inc., 8.75%, 12/15/20(1)	750,000	616,950
Construction Materials — 0.1%
TerraForm Power Operating LLC, 6.125%, 6/15/25(1)	90,000	81,225
Consumer Finance — 0.7%
Navient Corp., MTN, 5.50%, 1/15/19	350,000	348,687
Consumer Staples — 0.1%
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(1)	51,000	48,833
Diversified Financial Services — 1.4%
HUB International Ltd., 7.875%, 10/1/21(1)	125,000	125,000
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 8/1/18	350,000	344,750
Opal Acquisition, Inc., 8.875%, 12/15/21(1)	250,000	223,125
		692,875
Diversified Telecommunication Services — 2.4%
Frontier Communications Corp., 7.125%, 3/15/19	465,000	475,463
Level 3 Financing, Inc., 5.625%, 2/1/23	750,000	773,437
		1,248,900
Food Products — 1.5%
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21(2)	750,000	757,500
Health Care Providers and Services — 0.8%
Covenant Surgical Partners, Inc., 8.75%, 8/1/19(1)	400,000	400,000
Hotels, Restaurants and Leisure — 0.5%
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp., 8.875%, 4/15/17(1)	250,000	242,969
Household Durables — 0.9%
KB Home, 4.75%, 5/15/19	485,000	479,372

		Principal Amount/Shares	Value
Insurance — 2.1%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 5.00%, 10/1/21		$500,000	$523,750
Aircastle Ltd., 5.125%, 3/15/21		125,000	132,187
Aircastle Ltd., 5.50%, 2/15/22		375,000	397,500
			1,053,437
Media — 2.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24		387,000	393,772
National CineMedia LLC, 6.00%, 4/15/22		500,000	523,100
Unitymedia GmbH, 3.75%, 1/15/27	EUR	100,000	98,694
West Corp., 5.375%, 7/15/22(1)		$250,000	239,063
			1,254,629
Oil, Gas and Consumable Fuels — 2.8%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 9.625%, 10/15/18		498,000	237,795
Hilcorp Energy I LP / Hilcorp Finance Co., 5.00%, 12/1/24(1)		375,000	341,250
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)		375,000	348,750
Memorial Resource Development Corp., 5.875%, 7/1/22		250,000	236,875
Talos Production LLC / Talos Production Finance, Inc., 9.75%, 2/15/18(1)		500,000	243,750
			1,408,420
Pharmaceuticals — 1.0%
Endo Finance LLC, 5.75%, 1/15/22(1)		107,000	105,128
Endo Finance LLC / Endo Finco, Inc., 7.75%, 1/15/22(1)		375,000	390,937
			496,065
Software — 0.1%
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23(1)		66,000	66,825
Wireless Telecommunication Services — 0.2%
Sprint Corp., 7.875%, 9/15/23		125,000	115,625
TOTAL CORPORATE BONDS (Cost $11,877,673)			11,223,967
BANK LOAN OBLIGATIONS(3) — 16.7%
Aerospace and Defense — 0.5%
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/7/22		268,595	268,484
Air Freight and Logistics — 0.7%
XPO Logistics, Inc., Term Loan, 10/15/22(4)		350,040	347,414
Commercial Services and Supplies — 1.3%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/9/19		494,275	489,179
Ceridian LLC, 2014 Term Loan, 4.50%, 9/15/20		181,361	168,213
			657,392
Construction Materials — 1.5%
CPG International, Inc., Term Loan, 4.75%, 9/30/20		746,193	739,664
Consumer Discretionary — 1.9%
National Vision, Inc., 1st Lien Term Loan, 3/12/21(4)		250,000	240,417
Prime Security Services Borrower LLC, 1st Lien Term Loan, 7/1/21(4)		250,000	248,969
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5/6/21(4)		250,000	250,079

	Principal Amount/Shares	Value
Wilsonart LLC, Incremental Term Loan B2, 10/31/19(4)	$250,000	$248,751
		988,216
Diversified Consumer Services — 0.4%
Laureate Education, Inc., Term Loan B, 5.00%, 6/15/18	248,709	214,718
Diversified Financial Services — 0.3%
Opal Acquisition, Inc., 1st Lien Term Loan, 5.00%, 11/27/20	149,690	145,324
Insurance — 1.7%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.50%, 8/12/22	169,547	167,992
Asurion LLC, 2nd Lien Term Loan, 8.50%, 3/3/21	750,000	678,750
		846,742
Internet Software and Services — 1.5%
MH Sub I, LLC, 1st Lien Term Loan, 4.75%, 7/8/21	497,473	493,742
MH Sub I, LLC, 2nd Lien Term Loan, 8.50%, 7/8/22	250,000	245,469
		739,211
IT Services — 1.7%
CDW LLC, Term Loan, 4/29/20(4)	125,000	124,562
First Data Corp., 2018 Extended Term Loan, 3.70%, 3/24/18	750,000	745,380
		869,942
Machinery — 0.2%
Silver II U.S. Holdings LLC, Term Loan, 12/13/19(4)	100,000	91,958
Media — 1.3%
Charter Communications Operating LLC, Term Loan I, 3.50%, 1/24/23	103,806	103,871
Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.50%, 2/28/20	500,000	467,500
Neptune Finco Corp., 2015 Term Loan B, 10/9/22(4)	113,895	114,475
		685,846
Multiline Retail — 0.7%
J.C. Penney Corp., Inc., Term Loan, 5.00%, 6/20/19	249,369	248,707
Jeld-Wen Inc., Term Loan B, 10/15/21(4)	125,000	125,364
		374,071
Personal Products — 0.4%
KIK Custom Products, Inc., 2015 Term Loan B, 6.00%, 8/26/22	232,198	230,457
Software — 1.6%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/2/18	291,082	288,827
Sophia, L.P., 2015 Term Loan B, 4.75%, 9/30/22	178,236	178,236
SS&C Technologies, Inc., 2015 Term Loan B1, 4.00%, 7/8/22	141,100	141,729
SS&C Technologies, Inc., 2015 Term Loan B2, 4.00%, 7/8/22	21,832	21,929
STG - Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.25%, 6/30/22	207,186	205,503
		836,224
Textiles, Apparel and Luxury Goods — 1.0%
Ascena Retail Group, Inc., 2015 Term Loan B, 5.25%, 8/21/22	250,000	240,314
Kate Spade & Co., Term Loan B, 4/10/21(4)	250,000	246,042
		486,356
TOTAL BANK LOAN OBLIGATIONS (Cost $8,685,303)		8,522,019

	Principal Amount/Shares	Value
COMMON STOCKS — 11.9%
Auto Components — 0.1%
Johnson Controls, Inc.	729	$32,936
Automobiles — 0.3%
General Motors Co.	4,335	151,335
Banks — 0.2%
PNC Financial Services Group, Inc. (The)	1,200	108,312
Beverages — 0.3%
PepsiCo, Inc.	1,425	145,621
Biotechnology — 0.1%
AbbVie, Inc.	488	29,060
Chemicals — 0.1%
E.I. du Pont de Nemours & Co.	615	38,991
Praxair, Inc.	421	46,769
		85,760
Communications Equipment — 0.3%
QUALCOMM, Inc.	2,450	145,579
Containers and Packaging — 0.3%
Packaging Corp. of America	457	31,282
Sonoco Products Co.	3,338	142,499
		173,781
Distributors — 0.3%
Genuine Parts Co.	1,592	144,490
Electrical Equipment — 0.3%
Emerson Electric Co.	2,949	139,281
Electronic Equipment, Instruments and Components — 0.1%
National Instruments Corp.	1,052	32,054
Energy Equipment and Services — 0.1%
Helmerich & Payne, Inc.	599	33,706
Food and Staples Retailing — 0.5%
Sysco Corp.	3,350	138,187
Wal-Mart Stores, Inc.	2,099	120,147
		258,334
Food Products — 0.2%
Hershey Co. (The)	1,437	127,448
Gas Utilities — 0.5%
National Fuel Gas Co.	2,499	131,272
Questar Corp.	6,907	142,630
		273,902
Hotels, Restaurants and Leisure — 0.1%
Darden Restaurants, Inc.	1,059	65,542
Household Durables — 0.2%
Garmin Ltd.	3,643	129,217
Industrial Conglomerates — 0.3%
General Electric Co.	5,345	154,577

	Principal Amount/Shares	Value
IT Services — 0.3%
Western Union Co. (The)	7,101	$136,694
Machinery — 0.1%
Cummins, Inc.	258	26,706
Metals and Mining — 0.1%
Nucor Corp.	735	31,091
Multi-Utilities — 0.5%
Alliant Energy Corp.	2,333	137,694
Public Service Enterprise Group, Inc.	3,276	135,266
		272,960
Multiline Retail — 0.1%
Target Corp.	380	29,328
Pharmaceuticals — 0.3%
Johnson & Johnson	1,431	144,574
Real Estate Investment Trusts (REITs) — 3.1%
Equity Commonwealth(5)	5,700	163,647
First Industrial Realty Trust, Inc.	10,000	216,800
Hammerson plc	15,218	149,323
Macerich Co. (The)	2,400	203,376
Post Properties, Inc.	1,600	95,584
Rayonier, Inc.	7,500	169,875
Vornado Realty Trust	1,800	180,990
Westfield Corp.	27,999	204,653
Weyerhaeuser Co.	7,500	219,975
		1,604,223
Real Estate Management and Development — 2.4%
Brookfield Asset Management, Inc., Class A	3,400	118,898
Cheung Kong Property Holdings Ltd.	16,500	116,023
City Developments Ltd.	21,200	120,157
Countrywide plc	12,880	92,329
Forest City Enterprises, Inc., Class A(5)	8,500	187,850
Global Logistic Properties Ltd.	47,200	75,472
Henderson Land Development Co. Ltd.	22,000	140,931
Inmobiliaria Colonial SA(5)	218,993	162,310
Realogy Holdings Corp.(5)	2,600	101,660
Wheelock & Co. Ltd.	23,000	107,572
		1,223,202
Semiconductors and Semiconductor Equipment — 0.2%
Intel Corp.	1,018	34,469
Linear Technology Corp.	745	33,093
Microchip Technology, Inc.	692	33,417
		100,979
Software — 0.1%
Microsoft Corp.	671	35,321

	Principal Amount/Shares	Value
Textiles, Apparel and Luxury Goods — 0.3%
Coach, Inc.	4,521	$141,055
Trading Companies and Distributors — 0.1%
Fastenal Co.	795	31,132
MSC Industrial Direct Co., Inc., Class A	458	28,749
		59,881
TOTAL COMMON STOCKS (Cost $6,226,839)		6,036,949
ASSET-BACKED SECURITIES(6) — 11.2%
Bear Stearns Asset Backed Securities Trust, Series 2007-2, Class A2, VRN, 0.52%, 11/1/15	$292,651	277,533
CAL Funding II Ltd., Series 2012-1A, Class A SEQ, 3.47%, 10/25/27(1)	350,000	346,214
CLI Funding V LLC, Series 2014-1A, Class A SEQ, 3.29%, 6/18/29(1)	472,644	467,407
Drive Auto Receivables Trust, Series 2015-AA, Class D, 4.12%, 7/15/22(1)	300,000	299,266
Drive Auto Receivables Trust, Series 2015-CA, Class D, 4.20%, 9/15/21(1)	300,000	300,048
DT Auto Owner Trust, Series 2015-2A, Class D, 4.25%, 2/15/22(1)	380,000	379,284
Exeter Automobile Receivables Trust, Series 2013-2A, Class D, 6.81%, 8/17/20(1)	300,000	310,208
Exeter Automobile Receivables Trust, Series 2014-3A, Class D, 5.69%, 4/15/21(1)	500,000	501,950
Flagship Credit Auto Trust, Series 2015-1, Class C, 3.76%, 6/15/21(1)	250,000	247,849
Flagship Credit Auto Trust, Series 2015-2, Class C, 4.08%, 12/15/21(1)	300,000	299,711
Global SC Finance II SRL, Series 2014-1A, Class A2, 3.09%, 7/17/29(1)	415,625	411,362
Invitation Homes Trust, Series 2015-SFR3, Class E, VRN, 3.95%, 11/17/15(1)	1,000,000	981,638
OneMain Financial Issuance Trust, Series 2015-2A, Class A SEQ, 2.57%, 7/18/25(1)	450,000	449,392
Progreso Receivables Funding LLC, Series 2015-B, Class A, 3.00%, 7/28/20(1)	450,000	451,159
TOTAL ASSET-BACKED SECURITIES (Cost $5,764,702)		5,723,021
COLLATERALIZED LOAN OBLIGATIONS(6) — 10.5%
ALM VII Ltd., Series 2013-7R2A, 4/24/24(1)(7)	475,000	325,053
Babson Collateralized Loan Obligations Ltd., Series 2013-IA, Class D, VRN, 3.82%, 11/20/15(1)	300,000	274,638
BlueMountain Collateralized Loan Obligations Ltd., Series 2014-1X, Class F, VRN, 5.82%, 11/30/15	470,000	363,068
CIFC Funding Ltd., Series 2013-2A, Class A3L, VRN, 2.97%, 11/19/15(1)	300,000	292,503
CIFC Funding Ltd., Series 2014-3A, Class E, VRN, 5.07%, 11/21/15(1)	500,000	415,576
CIFC Funding Ltd., Series 2015-1A, Class D, VRN, 4.32%, 1/22/16(1)	495,000	479,884
Golub Capital Partners Collateralized Loan Obligations Ltd., Series 2015-22A, Class C, VRN, 4.42%, 11/20/15(1)	300,000	290,515
OZLM VI Ltd., Series 2014-6A, Class D, VRN, 5.07%, 1/19/16(1)	535,000	450,984
Pinnacle Park Collateralized Loan Obligations Ltd., Series 2014-1A, Class E, VRN, 5.27%, 11/15/15(1)	520,000	440,818
Sound Point Collateralized Loan Obligations IX Ltd., Series 2015-2A, Class D, VRN, 4.02%, 1/20/16(1)	300,000	271,435

	Principal Amount/Shares	Value
Sound Point Collateralized Loan Obligations IX Ltd., Series 2015-2A, Class E, VRN, 5.97%, 1/20/16(1)	$300,000	$257,726
Sound Point Collateralized Loan Obligations V Ltd., Series 2014-1A, Class D, VRN, 3.72%, 11/19/15(1)	300,000	279,611
Venture XIV Collateralized Loan Obligations Ltd., Series 2013-14A, Class D, VRN, 4.08%, 11/15/15(1)	300,000	276,940
Venture XVI Collateralized Loan Obligations Ltd., Series 2014-16A, Class B1L, VRN, 3.77%, 11/15/15(1)	1,000,000	935,595
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $5,752,101)		5,354,346
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 6.1%
Private Sponsor Collateralized Mortgage Obligations — 1.9%
Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A9, 5.75%, 6/25/36	361,840	375,919
Credit Suisse Mortgage Trust, Series 2015-SAND, Class E, VRN, 4.05%, 11/15/15(1)	300,000	302,115
Credit Suisse Mortgage Trust, Series 2015-SAND, Class F, VRN, 4.90%, 11/15/15(1)	300,000	302,355
		980,389
U.S. Government Agency Collateralized Mortgage Obligations — 4.2%
GNMA, Series 2012-87, IO, VRN, 0.74%, 11/1/15	7,525,339	356,093
GNMA, Series 2012-99, IO, SEQ, VRN, 0.56%, 11/1/15	4,862,142	240,329
GNMA, Series 2014-126, IO, SEQ, VRN, 0.77%, 11/1/15	6,361,922	423,620
GNMA, Series 2014-126, IO, SEQ, VRN, 1.01%, 11/1/15	7,830,058	611,761
GNMA, Series 2015-85, IO, VRN, 0.71%, 11/1/15	7,462,187	482,765
		2,114,568
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,205,193)		3,094,957
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 6.0%
ACRE Commercial Mortgage Trust, Series 2014-FL2, Class D, VRN, 3.60%, 11/18/15(1)	300,000	298,038
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AJ, VRN, 6.18%, 11/1/15	490,000	496,300
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPB, VRN, 4.05%, 11/15/15(1)	250,000	247,276
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, VRN, 4.45%, 11/15/15(1)	300,000	298,262
COMM Mortgage Trust, Series 2007-C9, Class G, VRN, 5.80%, 11/1/15(1)	300,000	296,432
Hilton U.S.A. Trust, Series 2013-HLT, Class DFX, 4.41%, 11/5/30(1)	300,000	301,556
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-BXH, Class E, VRN, 3.95%, 11/15/15(1)	300,000	298,797
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class E, VRN, 4.05%, 11/15/15(1)	300,000	299,252
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class D, VRN, 3.50%, 11/15/15(1)	500,000	497,843
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,045,180)		3,033,756
EXCHANGE-TRADED FUNDS — 3.4%
iShares International Select Dividend ETF	14,975	448,950
iShares U.S. Preferred Stock ETF	14,695	576,926
Vanguard Short-Term Corporate Bond ETF	8,812	702,140
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,734,109)		1,728,016

	Principal Amount/Shares	Value
PURCHASED OPTIONS CONTRACTS†
HKD/USD, Call HKD 8.14, Expires 8/1/17, OTC (Counterparty: State Street Global Markets)	$350,000	$1,994
SPDR S&P 500 ETF Trust, Put $180, Expires 12/19/15	37	1,609
SPDR S&P 500 ETF Trust, Put $183, Expires 12/19/15	43	2,365
SPDR S&P 500 ETF Trust, Put $186, Expires 12/19/15	21	1,470
TOTAL PURCHASED OPTIONS CONTRACTS (Cost $13,223)		7,438
TEMPORARY CASH INVESTMENTS — 15.5%
SSgA U.S. Government Money Market Fund, Class N	5,721,975	5,721,975
State Street Institutional Liquid Reserves Fund, Premier Class	2,151,227	2,151,227
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,873,202)		7,873,202
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 103.4% (Cost $54,177,525)		52,597,671
CORPORATE BONDS SOLD SHORT — (0.1)%
Automobiles — (0.1)%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20 (Proceeds $50,625)	$(50,000)	(50,875)
OTHER ASSETS AND LIABILITIES — (3.3)%		(1,678,824)
TOTAL NET ASSETS — 100.0%		$50,867,972

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	164,079	EUR	148,000	State Street Bank & Trust Co.	11/25/15	$1,287

SWAP AGREEMENTS

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value*
Bank of America N.A./ Bristol-Myers Squibb Co.	$27,000	Buy	1.00%	12/20/20	$(985)	$(173)	$(1,158)
Bank of America N.A./ Bristol-Myers Squibb Co.	33,000	Buy	1.00%	12/20/20	(1,238)	(177)	(1,415)
Bank of America N.A./ Pfizer, Inc.	27,000	Buy	1.00%	12/20/20	(888)	25	(863)
					$(3,111)	$(325)	$(3,436)

TOTAL RETURN**
Counterparty	Units	Reference Entity	Notional Amount	Value
Purchased
Morgan Stanley Capital Services LLC	6,232	Cushing 30 MLP Index	$2,712,172	$(755,339)

*
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the reference entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

** The fund will pay or receive a floating rate as determined by the counterparty in accordance with guidelines outlined in the Master Confirmation Agreement. The floating rate and termination date adjust periodically and cannot be predicted with certainty.

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
GNMA	-	Government National Mortgage Association
HKD	-	Hong Kong Dollar
IO	-	Interest Only
MLP	-	Master Limited Partnership
MTN	-	Medium Term Note
OTC	-	Over-the-Counter
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors. The aggregate value of these securities at the period end was $18,964,152, which represented 37.3% of total net assets. Restricted securities deemed illiquid under policies approved by the Board of Directors represented 2.0% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $22,422.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(4)	Security, or a portion thereof, represents an unsettled bank loan obligation. The interest rate will be determined at the time of settlement after period end.

(5)	Non-income producing.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	Security is a collateralized loan obligation equity. These securities do not have stated interest rate but are entitled to receive excess cash flow generated by the collateralized loan obligation.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $54,177,525)	$52,597,671
Cash	2,717
Deposits with broker for swap agreements	820,000
Receivable for investments sold	124,634
Receivable for capital shares sold	387,887
Unrealized appreciation on forward foreign currency exchange contracts	1,287
Interest and dividends receivable	321,673
54,255,869

Liabilities
Securities sold short, at value (proceeds of $50,625)	50,875
Payable for investments purchased	2,483,652
Swap agreements, at value (including net premiums paid (received) of $(3,111))	758,775
Accrued management fees	83,509
Distribution and service fees payable	11,086
3,387,897

Net Assets	$50,867,972

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,867,560
Undistributed net investment income	640,013
Accumulated net realized loss	(305,118)
Net unrealized depreciation	(2,334,483)
$50,867,972

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$21,898,110	2,279,509	$9.61
Institutional Class, $0.01 Par Value	$5,768,757	600,000	$9.61
A Class, $0.01 Par Value	$9,673,152	1,007,990	$9.60*
C Class, $0.01 Par Value	$9,686,541	1,012,561	$9.57
R Class, $0.01 Par Value	$1,917,283	200,000	$9.59
R6 Class, $0.01 Par Value	$1,924,129	200,000	$9.62
*Maximum offering price $10.19 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
Investment Income (Loss)
Income:
Interest	$871,796
Dividends (net of foreign taxes withheld of $536)	73,022
944,818

Expenses:
Management fees	408,009
Distribution and service fees:
A Class	10,246
C Class	40,971
R Class	4,086
Directors' fees and expenses	639
463,951

Net investment income (loss)	480,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(165,321)
Swap agreement transactions	(20,724)
Foreign currency transactions	8,353
(177,692)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,579,854)
Securities sold short	(250)
Swap agreements	(755,664)
Translation of assets and liabilities in foreign currencies	1,285
(2,334,483)

Net realized and unrealized gain (loss)	(2,512,175)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,031,308)

(1)	May 29, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$480,867
Net realized gain (loss)	(177,692)
Change in net unrealized appreciation (depreciation)	(2,334,483)
Net increase (decrease) in net assets resulting from operations	(2,031,308)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	52,899,280

Net increase (decrease) in net assets	50,867,972

Net Assets
End of period	$50,867,972

Undistributed net investment income	$640,013

(1)	May 29, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced operations on May 29, 2015, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Swap agreements and over-the-counter options contracts are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Exchange-traded options contracts are valued based on quoted prices as provided by the appropriate exchange. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP is responsible for making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were Arrowpoint Asset Management, LLC, Good Hill Partners LP, Sankaty Advisors, LLC and Third Avenue Management LLC. PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s subadvisors own 95% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 2.00% for the Investor Class, A Class, C Class and R Class, 1.80% for the Institutional Class and 1.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period May 29, 2015 (fund inception) through October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the period May 29, 2015 (fund inception) through October 31, 2015 totaled $54,707,948, of which $3,056,935 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the period May 29, 2015 (fund inception) through October 31, 2015 totaled $8,222,899, of which $710,942 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended October 31, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	2,298,236	$22,883,895
Redeemed	(18,727)	(182,732)
	2,279,509	22,701,163
Institutional Class/Shares Authorized	100,000,000
Sold	600,000	6,000,000
A Class/Shares Authorized	40,000,000
Sold	1,007,990	10,077,617
C Class/Shares Authorized	40,000,000
Sold	1,012,561	10,120,500
R Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
R6 Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
Net increase (decrease)	5,300,060	$52,899,280

(1)	May 29, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$11,223,967	—
Bank Loan Obligations	—	8,522,019	—
Common Stocks	$4,868,179	1,168,770	—
Asset-Backed Securities	—	5,723,021	—
Collateralized Loan Obligations	—	5,354,346	—
Collateralized Mortgage Obligations	—	3,094,957	—
Commercial Mortgage-Backed Securities	—	3,033,756	—
Exchange-Traded Funds	1,728,016	—	—
Purchased Options Contracts	5,444	1,994	—
Temporary Cash Investments	7,873,202	—	—
	$14,474,841	$38,122,830	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,287	—

Liabilities
Securities Sold Short
Corporate Bonds	—	$(50,875)	—
Other Financial Instruments
Swap Agreements	—	$(758,775)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $70,500.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into total return swap agreements or purchase put option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase a put option contract to protect against declines in market value on the underlying index or security. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund recognizes a realized gain or loss when the option contract is exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. The fund’s exposure to these equity price risk derivative instruments at period end was 101 options contracts.

A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average swap agreement units held during the period was 6,232.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward foreign currency exchange contract or purchased call option contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

A fund may purchase a call option contract for the right to purchase a specific amount of a currency at a specific price on a specific date in the future. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The cost of currencies received through the exercise of call option contracts is increased by the premium paid to purchase the option contracts. A fund recognizes a realized gain or loss when the option contract expires. Net realized and unrealized gains or losses occurring during the holding period of options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. The fund’s exposure to foreign currency option contracts at period end was $350,000.

A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. Forward foreign currency exchange contracts are transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date in the future. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the forward foreign currency exchange contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. The fund’s average U.S. dollar exposure to forward foreign currency exchange contracts held during the period was $157,370.

Value of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	—	Swap agreements	$3,436
Equity Price Risk	Investment securities	$5,444	Investment securities	—
Equity Price Risk	Swap agreements	—	Swap agreements	755,339
Foreign Currency Risk	Investment securities	1,994	Investment securities	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,287	Unrealized depreciation on forward foreign currency exchange contracts	—
		$8,725		$758,775

Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$76	Change in net unrealized appreciation (depreciation) on swap agreements	$(325)
Equity Price Risk	Net realized gain (loss) on investment transactions	—	Change in net unrealized appreciation (depreciation) on investments	(4,454)
Equity Price Risk	Net realized gain (loss) on swap agreement transactions	(20,800)	Change in net unrealized appreciation (depreciation) on swap agreements	(755,339)
Foreign Currency Risk	Net realized gain (loss) on investment transactions	—	Change in net unrealized appreciation (depreciation) on investments	(1,331)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	8,657	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,287
		$(12,067)		$(760,162)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to over-the-counter option contracts, swap agreements and/or forward foreign currency exchange contracts. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. At the period end, the counterparties associated with the fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements had no amounts that were eligible for offset.  The net exposure (the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination) is detailed in the Schedule of Investments.

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy.  Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period May 29, 2015 (fund inception) through October 31, 2015.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$54,194,753
Gross tax appreciation of investments	$199,378
Gross tax depreciation of investments	(1,796,460)
Net tax appreciation (depreciation) of investments	(1,597,082)
Net tax appreciation (depreciation) on securities sold short	(250)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(228)
Net tax appreciation (depreciation)	$(1,597,560)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(305,742)
Late-year ordinary loss deferral	$(96,286)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on swap agreements.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(4)	$10.00	0.10	(0.49)	(0.39)	$9.61	(3.90)%	2.00%(5)	2.55%(5)	23%	$21,898
Institutional Class
2015(4)	$10.00	0.11	(0.50)	(0.39)	$9.61	(3.80)%	1.80%(5)	2.75%(5)	23%	$5,769
A Class
2015(4)	$10.00	0.09	(0.49)	(0.40)	$9.60	(4.00)%	2.25%(5)	2.30%(5)	23%	$9,673
C Class
2015(4)	$10.00	0.06	(0.49)	(0.43)	$9.57	(4.30)%	3.00%(5)	1.55%(5)	23%	$9,687
R Class
2015(4)	$10.00	0.08	(0.49)	(0.41)	$9.59	(4.10)%	2.50%(5)	2.05%(5)	23%	$1,917
R6 Class
2015(4)	$10.00	0.12	(0.50)	(0.38)	$9.62	(3.80)%	1.65%(5)	2.90%(5)	23%	$1,924

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	May 29, 2015 (fund inception) through October 31, 2015.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC AlternativesTM Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 29, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC AlternativesTM Income Fund of American Century Capital Portfolios, Inc. as of October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 29, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 18, 2015

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

The Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), new contracts for investment advisory services, including subadvisory contracts, are required to be approved by a majority of a fund’s independent directors and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information to the Directors concerning the Fund, the Advisor, and the proposed subadvisors. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of those designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board also considered the Fund’s innovative and differentiating investment approach, which incorporates (i) a flexible and opportunistic investment strategy, (ii) tactical asset allocation among multiple managers, (iii) dedicated third party manager selection and evaluation, and (iv) active investment overlay and hedging. In addition, the Board recognized that the Fund does not have a well-developed competitive set within its peer universe. Based on all of the information considered, the independent Directors concluded that the Fund’s unified fee was reasonable.

When considering the approval of the management agreement for the Fund, the independent Directors considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board recognized that that the

Advisor will continue to monitor and discuss with the independent Directors marketplace feedback and any future competitive product developments on an ongoing basis.

The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund. The Directors noted that the Advisor will play a significant role in the oversight of the subadvisors to the Fund and would actively monitor both investment and operational matters presented by the Fund.

The independent Directors considered all of the information provided by the Advisor and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. The independent Directors concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

Approval of Subadvisory Agreements

The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.

The Fund’s Board of Directors, in considering the approval of the subadvisory agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”), received detailed information regarding the Fund, its investment objective and strategy, characteristics, and key attributes, as well as the experience of those designated to manage the Fund.

The Board received a recommendation from the Advisor to approve PWP as a subadvisor and a recommendation from the Advisor and PWP to approve Arrowpoint Asset Management, LLC, Good Hill Partners LP, Sankaty Advisors, LLC, and Third Avenue Management LLC* (the “Underlying Subadvisors”) as subadvisors for the Fund. The Underlying Subadvisors and PWP are each referred to herein as a “Subadvisor” and, collectively, as the “Subadvisors.” The information considered and the discussions held with regard to the Subadvisors included, but were not limited to:

•	the nature, extent, and quality of investment management services to be provided by each Subadvisor to the Fund;

•	each Subadvisor’s breadth of experience in managing its particular investment strategy and in managing investments generally;

•	the expected composition and liquidity of the securities held in each Subadvisor’s portion of the Fund;

*Third Avenue Management LLC is no longer managing Fund assets, effective December 15, 2015.

•	data comparing the performance of each Subadvisor’s proposed investment strategies employed in similar accounts to appropriate benchmarks; and

•	the compliance policies, procedures, and regulatory experience of the Subadvisors, including management of other 1940 Act registered investment companies, if applicable.

The independent Directors reviewed the proposed fees for the Subadvisors, noting that the compensation paid to each Subadvisor would be paid by the Advisor out of the Fund’s unified fee. They also noted that the terms of each Subadvisory Agreement was the result of arms’ length negotiations between the Advisor and the Subadvisor. The independent Directors considered all of the information provided by the Advisor, the Subadvisors, and the independent Directors’ independent counsel in connection with the approval, and concluded that they had sufficient information to evaluate the proposed agreements on behalf of the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. Based on all of the information considered, the independent Directors concluded that the Subadvisory Agreements with each Subadvisor were fair and reasonable in light of the services to be provided and should be approved.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87648 1512

ANNUAL REPORT	OCTOBER 31, 2015

Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ARYVX	1.70%	7.20%	4/29/11
FTSE EPRA/NAREIT Global Index	—	0.69%	5.54%	—
MSCI All Country World Index	—	-0.03%	5.43%	—
Institutional Class	ARYNX	1.83%	7.41%	4/29/11
A Class	ARYMX			4/29/11
No sales charge*		1.35%	6.92%
With sales charge*		-4.46%	5.53%
C Class	ARYTX	0.73%	6.14%	4/29/11
R Class	ARYWX	1.08%	6.66%	4/29/11
R6 Class	ARYDX	1.99%	6.67%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $13,683

FTSE EPRA/NAREIT Global Index — $12,752

MSCI All Country World Index — $12,695

*From April 29, 2011, the Investor Class's inception date. Not Annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.20%	1.00%	1.45%	2.20%	1.70%	0.85%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary
Global Real Estate returned 1.70%* for the fiscal year ended October 31, 2015. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 0.69%, while the MSCI All Country World Index (a broad global stock market measure) returned -0.03%.
Global Real Estate Market Overview
Global real estate stocks advanced modestly for the 12-month period, outperforming the flat returns of the broad global equity indices. Property stocks began the period on a positive note, rallying in late 2014 and early 2015 thanks to low interest rates and economic stimulus measures taken by more than 20 of the world’s central banks. Healthy commercial property markets and continued investor demand for yield also aided global real estate stocks.
Property stocks reversed course in mid-2015 as improving economic data pushed global interest rates higher, particularly in the U.S. and Europe. However, real estate stocks rebounded over the last two months of the reporting period as decelerating growth in China and other emerging economies put downward pressure on interest rates.
From a regional perspective, property stocks in Europe fared the best. Although European economic growth was modest during the period, the European Central Bank’s quantitative easing measures aided capital market liquidity on the Continent. U.S. real estate stocks also held up well, benefiting from a rally late in the reporting period. Property stocks in Asia and emerging markets declined as these countries were affected to a greater degree by the economic slowdown in China.
It’s also worth noting that a stronger U.S. dollar reduced non-U.S. property stock returns for U.S. investors. The dollar appreciated against most major foreign currencies during the reporting period.
Stock Selection in the U.K. and U.S. Added Value
Stock selection in the U.K. and U.S. contributed the most to the fund’s outperformance of its benchmark for the reporting period. In the U.K., one of the top contributors was The UNITE Group, which owns and operates student housing units. Rising rents led to strong valuation growth for the company, and it derived substantial value from its property development pipeline. The portfolio also benefited from its holdings of companies with exposure to the office market in the West End of London as robust demand for office space outpaced new supply in the area. The leading contributors in the portfolio included Derwent London and Great Portland Estates.
Among the portfolio’s U.S. holdings, self-storage companies were the best contributors. The leading contributor was Extra Space Storage, which reported strong earnings and acquired a large private storage operator that should be accretive to earnings going forward. Another meaningful contributor was The Blackstone Group, an asset manager with a sizable real estate presence, including private equity and real estate opportunity funds. The company monetized gains in its real estate holdings, providing a boost to the stock. We eliminated both stocks from the portfolio late in the reporting period after their strong performance.
Daiwa House, a Japanese property developer, was one of the top contributors among the portfolio’s holdings in Asia. Along with apartment buildings and other commercial properties, Daiwa House develops logistics facilities, and the stock benefited from a trend toward upgrading logistics facilities in Japan.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Asia Detracted

The fund’s holdings of property stocks in Asia detracted from performance compared with the benchmark during the reporting period. CapitaLand, a property developer based in Singapore, was one of the most significant detractors. Approximately 45% of the company’s properties are in China, and investor concerns surrounding the Chinese economy weighed on the stock.

Among North American property stocks, noteworthy detractors included Canadian office landlord Allied Properties and U.S. time-share vacation property operator Marriott Vacations Worldwide. Allied reported poor results with unexpected vacancies and weaker operating metrics, while Marriott Vacations failed to meet earnings expectations amid a slowdown in leisure travel. We eliminated Marriott Vacations from the portfolio but retained Allied Properties.

Outlook

We remain constructive on the 12-month outlook for global property stocks. Commercial property market fundamentals remain robust in most developed countries, interest rates remain low on a global basis, and many real estate stocks trade at discounts to their underlying net asset values. The continued economic stimulus efforts from many of the world’s central banks should also provide a favorable backdrop for the operating performance and asset valuations of real estate companies.

In the U.S., economic growth has remained solid, and the U.S. Federal Reserve is taking a deliberate, patient approach to normalizing interest rates. Within the U.S. property market, we favor residential and self-storage companies. Residential property operators should continue to benefit from an existing trend toward renting over home ownership, particularly within the millennial generation. Fundamentals in the self-storage sector remain strong as demand continues to accelerate and supply holds steady.

The portfolio remains overweight in Europe, particularly in the U.K. and France. Europe is in the early stages of an economic recovery, and the continuation of accommodative policy measures from the European Central Bank should also be a positive factor for property stocks on the Continent.

The Asia/Pacific region represents a significant underweight position within the portfolio. We believe caution is warranted in this region given the marked slowdown in the Chinese economy. The primary exception is Japan, where we are more optimistic about commercial property market fundamentals and positive rental growth, especially in the office sector.

We are also maintaining an underweight position in emerging markets real estate stocks. Many emerging economies are experiencing slowing growth, particularly countries whose economies are reliant on exports to China. Weaker growth is likely to put downward pressure on property market fundamentals in these countries.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	6.3%
AvalonBay Communities, Inc.	3.0%
Mitsui Fudosan Co. Ltd.	3.0%
Unibail-Rodamco SE	2.9%
Macerich Co. (The)	2.9%
Essex Property Trust, Inc.	2.5%
Realty Income Corp.	2.5%
Land Securities Group plc	2.3%
CubeSmart	2.3%
Digital Realty Trust, Inc.	2.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	50.9%
Domestic Common Stocks	48.1%
Total Common Stocks	99.0%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
United States	48.1%
Japan	10.4%
United Kingdom	9.5%
Hong Kong	6.9%
France	5.5%
Australia	5.0%
China	3.7%
Germany	2.0%
Other Countries	7.9%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$965.90	$5.85	1.18%
Investor Class (before waiver)	$1,000	$965.90(2)	$5.95	1.20%
Institutional Class (after waiver)	$1,000	$966.70	$4.86	0.98%
Institutional Class (before waiver)	$1,000	$966.70(2)	$4.96	1.00%
A Class (after waiver)	$1,000	$964.30	$7.08	1.43%
A Class (before waiver)	$1,000	$964.30(2)	$7.18	1.45%
C Class (after waiver)	$1,000	$961.70	$10.78	2.18%
C Class (before waiver)	$1,000	$961.70(2)	$10.88	2.20%
R Class (after waiver)	$1,000	$963.40	$8.31	1.68%
R Class (before waiver)	$1,000	$963.40(2)	$8.41	1.70%
R6 Class (after waiver)	$1,000	$967.60	$4.12	0.83%
R6 Class (before waiver)	$1,000	$967.60(2)	$4.22	0.85%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.26	$6.01	1.18%
Investor Class (before waiver)	$1,000	$1,019.16	$6.11	1.20%
Institutional Class (after waiver)	$1,000	$1,020.27	$4.99	0.98%
Institutional Class (before waiver)	$1,000	$1,020.16	$5.09	1.00%
A Class (after waiver)	$1,000	$1,018.00	$7.27	1.43%
A Class (before waiver)	$1,000	$1,017.90	$7.38	1.45%
C Class (after waiver)	$1,000	$1,014.22	$11.07	2.18%
C Class (before waiver)	$1,000	$1,014.12	$11.17	2.20%
R Class (after waiver)	$1,000	$1,016.74	$8.54	1.68%
R Class (before waiver)	$1,000	$1,016.64	$8.64	1.70%
R6 Class (after waiver)	$1,000	$1,021.02	$4.23	0.83%
R6 Class (before waiver)	$1,000	$1,020.92	$4.33	0.85%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Australia — 5.0%
GPT Group (The)	303,962	$1,033,923
Scentre Group	823,367	2,430,772
Westfield Corp.	297,783	2,176,577
		5,641,272
Brazil — 0.3%
BR Malls Participacoes SA	130,800	379,863
Canada — 1.5%
Allied Properties Real Estate Investment Trust	35,102	963,184
Brookfield Asset Management, Inc., Class A	19,735	690,133
		1,653,317
China — 3.7%
China Overseas Land & Investment Ltd.	628,000	2,041,855
China Resources Land Ltd.	454,888	1,188,486
China Vanke Co. Ltd., H Shares	393,600	923,238
		4,153,579
France — 5.5%
Accor SA	19,358	963,025
Klepierre	32,804	1,557,449
Nexity SA	9,453	418,814
Unibail-Rodamco SE	11,762	3,286,552
		6,225,840
Germany — 2.0%
Alstria Office REIT AG	76,526	1,068,308
Deutsche Wohnen AG	42,086	1,187,310
		2,255,618
Hong Kong — 6.9%
Champion REIT	675,000	353,585
Cheung Kong Property Holdings Ltd.	183,000	1,286,804
Henderson Land Development Co. Ltd.	79,900	511,836
Hongkong Land Holdings Ltd.	175,600	1,318,756
Link REIT	409,500	2,454,168
Sun Hung Kai Properties Ltd.	135,000	1,809,731
		7,734,880
Japan — 10.4%
Daiwa House Industry Co. Ltd.	64,000	1,695,069
Invincible Investment Corp.	1,354	806,767
Japan Real Estate Investment Corp.	449	2,083,699
Mitsubishi Estate Co. Ltd.	51,000	1,101,823
Mitsui Fudosan Co. Ltd.	124,000	3,401,343
Orix JREIT, Inc.	284	383,625
Sumitomo Realty & Development Co. Ltd.	69,000	2,289,517
		11,761,843

10

	Shares	Value
Philippines — 0.7%
Ayala Land, Inc.	612,700	$469,143
SM Prime Holdings, Inc.	711,600	328,291
		797,434
Singapore — 1.7%
CapitaLand Ltd.	496,900	1,099,572
CapitaLand Mall Trust	618,600	874,315
		1,973,887
Spain — 1.8%
Inmobiliaria Colonial SA(1)	1,284,382	951,938
Merlin Properties Socimi SA	88,506	1,134,817
		2,086,755
Sweden — 1.9%
Fabege AB	79,159	1,259,161
Hufvudstaden AB, A Shares	62,416	883,981
		2,143,142
United Kingdom — 9.5%
Big Yellow Group plc	100,802	1,165,472
Derwent London plc	32,889	1,967,224
Great Portland Estates plc	169,470	2,323,862
Land Securities Group plc	125,422	2,588,963
Safestore Holdings plc	163,585	820,854
UNITE Group plc (The)	179,473	1,839,892
		10,706,267
United States — 48.1%
Acadia Realty Trust	74,080	2,436,491
Alexandria Real Estate Equities, Inc.	25,050	2,247,987
AvalonBay Communities, Inc.	19,640	3,433,661
Care Capital Properties, Inc.	64,058	2,110,711
CubeSmart	92,836	2,582,698
Digital Realty Trust, Inc.	34,569	2,556,723
Douglas Emmett, Inc.	72,692	2,220,741
Duke Realty Corp.	114,365	2,367,356
Equinix, Inc.	5,766	1,710,657
Equity One, Inc.	58,931	1,566,386
Essex Property Trust, Inc.	12,772	2,815,460
Forest City Enterprises, Inc., Class A(1)	101,273	2,238,133
General Growth Properties, Inc.	53,571	1,550,880
Hilton Worldwide Holdings, Inc.	23,682	591,813
Hudson Pacific Properties, Inc.	77,315	2,208,890
Kilroy Realty Corp.	31,612	2,081,334
Macerich Co. (The)	38,332	3,248,254
Mack-Cali Realty Corp.	99,016	2,154,588
Realty Income Corp.	56,009	2,770,205
Simon Property Group, Inc.	35,101	7,071,447
UDR, Inc.	69,319	2,388,733
Vornado Realty Trust	19,691	1,979,930
		54,333,078
TOTAL COMMON STOCKS (Cost $103,246,759)		111,846,775

11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $520,450), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $510,325)		$510,325
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $869,444), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $850,000)		850,000
State Street Institutional Liquid Reserves Fund, Premier Class	809	809
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,361,134)		1,361,134
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $104,607,893)		113,207,909
OTHER ASSETS AND LIABILITIES — (0.2)%		(251,158)
TOTAL NET ASSETS — 100.0%		$112,956,751

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Retail REITs	28.0%
Office REITs	19.5%
Diversified Real Estate Activities	11.5%
Real Estate Operating Companies	9.2%
Residential REITs	8.3%
Specialized REITs	7.8%
Diversified REITs	6.3%
Real Estate Development	5.2%
Health Care REITs	1.9%
Hotels, Resorts and Cruise Lines	1.3%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $104,607,893)	$113,207,909
Foreign currency holdings, at value (cost of $16,494)	16,499
Receivable for investments sold	3,167,335
Receivable for capital shares sold	269,414
Dividends and interest receivable	172,421
Other assets	343
116,833,921

Liabilities
Payable for investments purchased	3,334,684
Payable for capital shares redeemed	423,670
Accrued management fees	108,215
Distribution and service fees payable	10,601
3,877,170

Net Assets	$112,956,751

Net Assets Consist of:
Capital (par value and paid-in surplus)	$107,334,440
Undistributed net investment income	1,175,248
Accumulated net realized loss	(4,149,616)
Net unrealized appreciation	8,596,679
$112,956,751

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$72,768,677	6,263,019	$11.62
Institutional Class, $0.01 Par Value	$4,325,387	371,894	$11.63
A Class, $0.01 Par Value	$21,275,377	1,833,425	$11.60*
C Class, $0.01 Par Value	$7,196,762	623,317	$11.55
R Class, $0.01 Par Value	$245,479	21,171	$11.59
R6 Class, $0.01 Par Value	$7,145,069	613,920	$11.64
*Maximum offering price $12.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $127,140)	$2,880,298
Interest (net of foreign taxes withheld of $119)	608
2,880,906

Expenses:
Management fees	1,306,996
Distribution and service fees:
A Class	48,460
C Class	63,960
R Class	1,969
Directors' fees and expenses	3,624
Other expenses	1,898
1,426,907
Fees waived	(11,473)
1,415,434

Net investment income (loss)	1,465,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,497,581)
Foreign currency transactions	(82,195)
(1,579,776)

Change in net unrealized appreciation (depreciation) on:
Investments	(86,000)
Translation of assets and liabilities in foreign currencies	7,875
(78,125)

Net realized and unrealized gain (loss)	(1,657,901)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(192,429)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$1,465,472	$869,070
Net realized gain (loss)	(1,579,776)	3,104,268
Change in net unrealized appreciation (depreciation)	(78,125)	3,591,029
Net increase (decrease) in net assets resulting from operations	(192,429)	7,564,367

Distributions to Shareholders
From net investment income:
Investor Class	(2,431,936)	(1,424,318)
Institutional Class	(256,274)	(266,606)
A Class	(595,878)	(588,952)
C Class	(150,914)	(76,052)
R Class	(18,030)	(13,303)
R6 Class	(1,267)	(911)
From net realized gains:
Investor Class	(812,440)	(562,617)
Institutional Class	(81,260)	(99,304)
A Class	(213,379)	(251,692)
C Class	(68,884)	(43,070)
R Class	(6,955)	(6,191)
R6 Class	(387)	(325)
Decrease in net assets from distributions	(4,637,604)	(3,333,341)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	17,291,214	22,365,962

Net increase (decrease) in net assets	12,461,181	26,596,988

Net Assets
Beginning of period	100,495,570	73,898,582
End of period	$112,956,751	$100,495,570

Undistributed net investment income	$1,175,248	$1,611,210

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class, 1.00% for the Institutional Class and 0.85% for the R6 Class. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until February 28, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2015 was $7,499, $444, $2,089, $700, $24 and $717 for the Investor Class, Institutional Class, A Class, C Class, R Class and the R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended October 31, 2015 was 1.19% for the Investor Class, A Class, C Class and R Class, 0.99% for the Institutional Class and 0.84% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $283,817,887 and $268,540,405, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		20,000,000
Sold	4,069,897	$48,422,421	3,413,467	$38,993,544
Issued in reinvestment of distributions	250,279	2,853,181	182,222	1,935,199
Redeemed	(3,808,028)	(44,360,141)	(1,649,689)	(18,312,930)
	512,148	6,915,461	1,946,000	22,615,813
Institutional Class/Shares Authorized	20,000,000		10,000,000
Sold	161,180	1,923,486	229,312	2,586,131
Issued in reinvestment of distributions	29,062	331,011	34,455	365,910
Redeemed	(552,807)	(6,566,497)	(214,292)	(2,413,034)
	(362,565)	(4,312,000)	49,475	539,007
A Class/Shares Authorized	15,000,000		10,000,000
Sold	827,296	9,807,640	1,020,342	11,521,167
Issued in reinvestment of distributions	69,776	796,148	73,656	782,969
Redeemed	(444,969)	(5,229,769)	(1,354,309)	(15,500,423)
	452,103	5,374,019	(260,311)	(3,196,287)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	219,128	2,603,059	264,816	2,959,017
Issued in reinvestment of distributions	13,647	155,849	8,518	90,719
Redeemed	(63,466)	(728,593)	(47,307)	(515,516)
	169,309	2,030,315	226,027	2,534,220
R Class/Shares Authorized	10,000,000		5,000,000
Sold	20,657	244,712	338	3,872
Issued in reinvestment of distributions	2,188	24,985	1,831	19,494
Redeemed	(33,524)	(411,077)	(12,792)	(151,393)
	(10,679)	(141,380)	(10,623)	(128,027)
R6 Class/Shares Authorized	20,000,000		5,000,000
Sold	648,641	7,852,607	—	—
Issued in reinvestment of distributions	145	1,654	117	1,236
Redeemed	(37,219)	(429,462)	—	—
	611,567	7,424,799	117	1,236
Net increase (decrease)	1,371,883	$17,291,214	1,950,685	$22,365,962

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$690,133	$963,184	—
United States	54,333,078	—	—
Other Countries	—	55,860,380	—
Temporary Cash Investments	809	1,360,325	—
	$55,024,020	$58,183,889	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$4,057,876	$3,039,618
Long-term capital gains	$579,728	$293,723

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to undistributed net investment income $1,552,865 and accumulated net realized loss $(1,552,865).

20

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$107,956,382
Gross tax appreciation of investments	$6,253,668
Gross tax depreciation of investments	(1,002,141)
Net tax appreciation (depreciation) of investments	5,251,527
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,580)
Net tax appreciation (depreciation)	$5,247,947
Undistributed ordinary income	$2,644,841
Accumulated short-term capital losses	$(2,270,477)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.20%	1.15%	1.15%	275%	$69,207
2013	$10.90	0.13	1.12	1.25	(0.36)	(0.25)	(0.61)	$11.54	11.99%	1.20%	1.20%	1.15%	1.15%	392%	$43,927
2012(3)	$9.75	0.07	1.08	1.15	—	—	—	$10.90	11.68%	1.20%(4)	1.20%(4)	1.15%(4)	1.15%(4)	264%	$23,143
2012(5)	$10.00	0.14	(0.32)(6)	(0.18)	(0.07)	—	(0.07)	$9.75	(1.57)%	1.21%(4)	1.21%(4)	1.63%(4)	1.63%(4)	462%	$7,322
Institutional Class
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.00%	1.35%	1.35%	275%	$8,848
2013	$10.91	0.15	1.13	1.28	(0.38)	(0.25)	(0.63)	$11.56	12.30%	1.00%	1.00%	1.35%	1.35%	392%	$7,916
2012(3)	$9.75	0.08	1.08	1.16	—	—	—	$10.91	11.90%	1.00%(4)	1.00%(4)	1.35%(4)	1.35%(4)	264%	$2,711
2012(5)	$10.00	0.17	(0.33)(6)	(0.16)	(0.09)	—	(0.09)	$9.75	(1.47)%	1.01%(4)	1.01%(4)	1.83%(4)	1.83%(4)	462%	$1,210
A Class
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	1.45%	0.90%	0.90%	275%	$16,601
2013	$10.89	0.10	1.12	1.22	(0.33)	(0.25)	(0.58)	$11.53	11.72%	1.45%	1.45%	0.90%	0.90%	392%	$18,926
2012(3)	$9.76	0.06	1.07	1.13	—	—	—	$10.89	11.58%	1.45%(4)	1.45%(4)	0.90%(4)	0.90%(4)	264%	$2,460
2012(5)	$10.00	0.12	(0.31)(6)	(0.19)	(0.05)	—	(0.05)	$9.76	(1.82)%	1.46%(4)	1.46%(4)	1.38%(4)	1.38%(4)	462%	$700

22

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	2.20%	0.15%	0.15%	275%	$5,428
2013	$10.83	—(7)	1.14	1.14	(0.25)	(0.25)	(0.50)	$11.47	10.94%	2.20%	2.20%	0.15%	0.15%	392%	$2,614
2012(3)	$9.75	0.02	1.06	1.08	—	—	—	$10.83	11.08%	2.20%(4)	2.20%(4)	0.15%(4)	0.15%(4)	264%	$610
2012(5)	$10.00	0.05	(0.30)(6)	(0.25)	—	—	—	$9.75	(2.50)%	2.21%(4)	2.21%(4)	0.63%(4)	0.63%(4)	462%	$394
R Class
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	1.70%	0.65%	0.65%	275%	$382
2013	$10.87	0.08	1.12	1.20	(0.30)	(0.25)	(0.55)	$11.52	11.55%	1.70%	1.70%	0.65%	0.65%	392%	$489
2012(3)	$9.76	0.05	1.06	1.11	—	—	—	$10.87	11.37%	1.70%(4)	1.70%(4)	0.65%(4)	0.65%(4)	264%	$439
2012(5)	$10.00	0.09	(0.30)(6)	(0.21)	(0.03)	—	(0.03)	$9.76	(2.07)%	1.71%(4)	1.71%(4)	1.13%(4)	1.13%(4)	462%	$393
R6 Class
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	0.85%	1.50%	1.50%	275%	$28
2013(8)	$11.18	0.03	0.36	0.39	—	—	—	$11.57	3.49%	0.85%(4)	0.85%(4)	1.07%(4)	1.07%(4)	392%(9)	$26

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(4)	Annualized.

(5)	April 29, 2011 (fund inception) through March 31, 2012.

(6)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 18, 2015

25

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

30

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Advisor has committed to a reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 1.20% to 1.16%) for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $3,129, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $595,582 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $579,728, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87646 1512

ANNUAL REPORT	OCTOBER 31, 2015

NT Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ANREX	-4.30%	3/19/15
FTSE EPRA/NAREIT Global Index	—	-3.04%	—
MSCI All Country World Index	—	-2.33%	—
Institutional Class	ANRHX	-4.20%	3/19/15
R6 Class	ANRDX	-4.10%	3/19/15

(1)	Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $9,570

FTSE EPRA/NAREIT Global Index — $9,696

MSCI All Country World Index — $9,767

*From March 19, 2015, the Investor Class's inception date. Not Annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.21%	1.01%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned -4.20%* for the period from March 19, 2015, to October 31, 2015. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned -3.04%, while the MSCI All Country World Index (a broad global stock market measure) returned -2.33%.

Global Real Estate Market Overview

Global real estate stocks declined for the reporting period and underperformed the broad global equity indices. Property stocks began the period on a downbeat note, declining as improving economic data pushed global interest rates higher, particularly in the U.S. and Europe. Higher interest rates increase borrowing costs for real estate stocks and make their dividend yields less attractive. However, real estate stocks rebounded somewhat over the last two months of the reporting period as decelerating growth in China and other emerging economies put downward pressure on interest rates.

From a regional perspective, property stocks in Europe held up the best. Although European economic growth was modest during the period, the European Central Bank’s quantitative easing measures aided capital market liquidity on the Continent. Property stocks in the U.S., Asia, and emerging markets generally declined during the period. Uncertainty surrounding the timing of a potential short-term interest rate increase from the U.S. Federal Reserve (Fed) weighed on U.S. real estate stocks, while Asia and emerging markets were affected to a greater degree by the economic slowdown in China.

U.S. Holdings Detracted

The fund’s underperformance of its benchmark for the reporting period was driven primarily by security selection among the fund’s U.S. holdings. Stock selection among lodging companies detracted the most, including Marriott Vacations Worldwide, Pebblebrook Hotel Trust, and Host Hotels & Results. All three stocks declined as a slowdown in leisure travel led to lowered revenue expectations, and we eliminated each of them from the portfolio.

Other noteworthy detractors included Allied Properties, a Canadian office property owner, and CapitaLand, a property developer based in Singapore. Allied reported poor results during the period, with unexpected vacancies and weaker operating metrics. For CapitaLand, approximately 45% of the company’s properties are in China, and investor concerns surrounding the Chinese economy weighed on the stock.

The U.K. and Japan Added Value

Stock selection in the U.K. and Japan contributed positively to performance compared with the benchmark. In the U.K., one of the top contributors was The UNITE Group, which owns and operates student housing units. Rising rents led to strong valuation growth for the company, and it derived substantial value from its property development pipeline. The portfolio also benefited from its holdings of companies with exposure to the office market in the West End of London as robust demand for office space outpaced new supply in the area. The leading contributors in the portfolio included Derwent London and Great Portland Estates.

* All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Daiwa House, a Japanese property developer, was one of the top contributors among the portfolio’s Japanese holdings. Along with apartment buildings and other commercial properties, Daiwa House develops logistics facilities, and the stock benefited from a trend toward upgrading logistics facilities in Japan.

Among the portfolio’s U.S. holdings, the leading contributor was self-storage company Extra Space Storage. The company reported strong earnings and acquired a large private storage operator that should be accretive to earnings going forward. Another meaningful contributor was The Blackstone Group, an asset manager with a sizable real estate presence, including private equity and real estate opportunity funds. The company monetized gains in its real estate holdings, providing a boost to the stock. We eliminated both stocks from the portfolio late in the reporting period after their strong performance.

Outlook

We remain constructive on the 12-month outlook for global property stocks. Commercial property market fundamentals remain robust in most developed countries, interest rates remain low on a global basis, and many real estate stocks trade at discounts to their underlying net asset values. The continued economic stimulus efforts from many of the world’s central banks should also provide a favorable backdrop for the operating performance and asset valuations of real estate companies.

In the U.S., economic growth has remained solid, and the Fed is taking a deliberate, patient approach to normalizing interest rates. Within the U.S. property market, we favor residential and self-storage companies. Residential property operators should continue to benefit from an existing trend toward renting over home ownership, particularly within the millennial generation. Fundamentals in the self-storage sector remain strong as demand continues to accelerate and supply holds steady.

The portfolio remains overweight in Europe, particularly in the U.K. and France. Europe is in the early stages of an economic recovery, and the continuation of accommodative policy measures from the European Central Bank should also be a positive factor for property stocks on the Continent.

The Asia/Pacific region represents a significant underweight position within the portfolio. We believe caution is warranted in this region given the marked slowdown in the Chinese economy. The primary exception is Japan, where we are more optimistic about commercial property market fundamentals and positive rental growth, especially in the office sector.

We are also maintaining an underweight position in emerging markets real estate stocks. Many emerging economies are experiencing slowing growth, particularly countries whose economies are reliant on exports to China. Weaker growth is likely to put downward pressure on property market fundamentals in these countries.

4

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	6.3%
AvalonBay Communities, Inc.	3.0%
Mitsui Fudosan Co. Ltd.	3.0%
Unibail-Rodamco SE	2.9%
Macerich Co. (The)	2.9%
Essex Property Trust, Inc.	2.5%
Realty Income Corp.	2.4%
Land Securities Group plc	2.3%
CubeSmart	2.3%
Digital Realty Trust, Inc.	2.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	50.9%
Domestic Common Stocks	48.1%
Total Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	48.1%
Japan	10.4%
United Kingdom	9.5%
Hong Kong	6.8%
France	5.5%
Australia	5.0%
China	3.7%
Germany	2.0%
Other Countries	8.0%
Cash and Equivalents**	1.0%
**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$963.70	$5.84	1.18%
Investor Class (before waiver)	$1,000	$963.70(2)	$5.94	1.20%
Institutional Class (after waiver)	$1,000	$964.80	$4.85	0.98%
Institutional Class (before waiver)	$1,000	$964.80(2)	$4.95	1.00%
R6 Class (after waiver)	$1,000	$965.80	$4.11	0.83%
R6 Class (before waiver)	$1,000	$965.80(2)	$4.21	0.85%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.26	$6.01	1.18%
Investor Class (before waiver)	$1,000	$1,019.16	$6.11	1.20%
Institutional Class (after waiver)	$1,000	$1,020.27	$4.99	0.98%
Institutional Class (before waiver)	$1,000	$1,020.16	$5.09	1.00%
R6 Class (after waiver)	$1,000	$1,021.02	$4.23	0.83%
R6 Class (before waiver)	$1,000	$1,020.92	$4.33	0.85%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Australia — 5.0%
GPT Group (The)	925,965	$3,149,658
Scentre Group	2,522,935	7,448,294
Westfield Corp.	912,625	6,670,626
		17,268,578
Brazil — 0.3%
BR Malls Participacoes SA	399,900	1,161,370
Canada — 1.5%
Allied Properties Real Estate Investment Trust	107,428	2,947,780
Brookfield Asset Management, Inc., Class A	60,458	2,114,216
		5,061,996
China — 3.7%
China Overseas Land & Investment Ltd.	1,922,000	6,249,116
China Resources Land Ltd.	1,396,000	3,647,331
China Vanke Co. Ltd., H Shares	1,203,500	2,822,959
		12,719,406
France — 5.5%
Accor SA	58,858	2,928,078
Klepierre	101,598	4,823,609
Nexity SA	28,852	1,278,285
Unibail-Rodamco SE	35,958	10,047,426
		19,077,398
Germany — 2.0%
Alstria Office REIT AG	237,617	3,317,147
Deutsche Wohnen AG	128,762	3,632,573
		6,949,720
Hong Kong — 6.8%
Champion REIT	2,069,000	1,083,805
Cheung Kong Property Holdings Ltd.	561,000	3,944,791
Henderson Land Development Co. Ltd.	242,300	1,552,163
Hongkong Land Holdings Ltd.	538,100	4,041,131
Link REIT	1,252,000	7,503,342
Sun Hung Kai Properties Ltd.	413,000	5,536,436
		23,661,668
Japan — 10.4%
Daiwa House Industry Co. Ltd.	198,000	5,244,120
Invincible Investment Corp.	4,088	2,435,793
Japan Real Estate Investment Corp.	1,372	6,367,117
Mitsubishi Estate Co. Ltd.	158,000	3,413,491
Mitsui Fudosan Co. Ltd.	378,000	10,368,609
Orix JREIT, Inc.	870	1,175,189
Sumitomo Realty & Development Co. Ltd.	212,000	7,034,458
		36,038,777

8

	Shares	Value
Philippines — 0.7%
Ayala Land, Inc.	1,877,800	$1,437,829
SM Prime Holdings, Inc.	2,179,500	1,005,493
		2,443,322
Singapore — 1.7%
CapitaLand Ltd.	1,521,900	3,367,756
CapitaLand Mall Trust	1,894,700	2,677,926
		6,045,682
Spain — 1.9%
Inmobiliaria Colonial SA(1)	3,937,043	2,917,996
Merlin Properties Socimi SA	275,033	3,526,452
		6,444,448
Sweden — 1.9%
Fabege AB	243,583	3,874,611
Hufvudstaden AB, A Shares	191,012	2,705,251
		6,579,862
United Kingdom — 9.5%
Big Yellow Group plc	309,322	3,576,379
Derwent London plc	100,573	6,015,679
Great Portland Estates plc	518,226	7,106,187
Land Securities Group plc	383,566	7,917,575
Safestore Holdings plc	501,592	2,516,941
UNITE Group plc (The)	550,191	5,640,358
		32,773,119
United States — 48.1%
Acadia Realty Trust	226,531	7,450,605
Alexandria Real Estate Equities, Inc.	76,466	6,862,059
AvalonBay Communities, Inc.	60,059	10,500,115
Care Capital Properties, Inc.	196,219	6,465,416
CubeSmart	283,842	7,896,484
Digital Realty Trust, Inc.	106,548	7,880,290
Douglas Emmett, Inc.	222,286	6,790,837
Duke Realty Corp.	350,317	7,251,562
Equinix, Inc.	17,664	5,240,555
Equity One, Inc.	180,201	4,789,743
Essex Property Trust, Inc.	39,123	8,624,274
Forest City Enterprises, Inc., Class A(1)	309,686	6,844,061
General Growth Properties, Inc.	164,096	4,750,579
Hilton Worldwide Holdings, Inc.	72,549	1,812,999
Hudson Pacific Properties, Inc.	236,422	6,754,577
Kilroy Realty Corp.	96,668	6,364,621
Macerich Co. (The)	117,417	9,949,917
Mack-Cali Realty Corp.	302,784	6,588,580
Realty Income Corp.	170,968	8,456,077
Simon Property Group, Inc.	107,520	21,660,979
UDR, Inc.	211,972	7,304,555
Vornado Realty Trust	60,316	6,064,774
		166,303,659
TOTAL COMMON STOCKS (Cost $333,629,234)		342,529,005

9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $1,331,961), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $1,306,048)		$1,306,047
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $2,223,069), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $2,177,000)		2,177,000
State Street Institutional Liquid Reserves Fund, Premier Class	432	432
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,483,479)		3,483,479
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $337,112,713)		346,012,484
OTHER ASSETS AND LIABILITIES†		85,384
TOTAL NET ASSETS — 100.0%		$346,097,868

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Retail REITs	28.0%
Office REITs	19.6%
Diversified Real Estate Activities	11.4%
Real Estate Operating Companies	9.2%
Residential REITs	8.3%
Specialized REITs	7.8%
Diversified REITs	6.3%
Real Estate Development	5.2%
Health Care REITs	1.9%
Hotels, Resorts and Cruise Lines	1.3%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $337,112,713)	$346,012,484
Foreign currency holdings, at value (cost of $49,845)	49,811
Receivable for investments sold	9,545,283
Receivable for capital shares sold	483,146
Dividends and interest receivable	583,082
356,673,806

Liabilities
Payable for investments purchased	10,281,371
Accrued management fees	294,567
10,575,938

Net Assets	$346,097,868

Net Assets Consist of:
Capital (par value and paid-in surplus)	$360,471,718
Undistributed net investment income	3,898,443
Accumulated net realized loss	(27,162,887)
Net unrealized appreciation	8,890,594
$346,097,868

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$92,086,356	9,619,393	$9.57
Institutional Class, $0.01 Par Value	$240,740,270	25,116,347	$9.59
R6 Class, $0.01 Par Value	$13,271,242	1,383,351	$9.59

See Notes to Financial Statements.

11

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $285,635)	$5,690,802
Interest	1,961
5,692,763

Expenses:
Management fees	2,219,966
Directors' fees and expenses	6,744
Other expenses	86
2,226,796
Fees waived	(34,173)
2,192,623

Net investment income (loss)	3,500,140

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(26,606,587)
Foreign currency transactions	(157,997)
(26,764,584)

Change in net unrealized appreciation (depreciation) on:
Investments	8,899,771
Translation of assets and liabilities in foreign currencies	(9,177)
8,890,594

Net realized and unrealized gain (loss)	(17,873,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,373,850)

(1)	March 19, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,500,140
Net realized gain (loss)	(26,764,584)
Change in net unrealized appreciation (depreciation)	8,890,594
Net increase (decrease) in net assets resulting from operations	(14,373,850)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	360,471,718

Net increase (decrease) in net assets	346,097,868

Net Assets
End of period	$346,097,868

Undistributed net investment income	$3,898,443

(1)	March 19, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fund’s shares are available for purchase exclusively by certain American Century Investments funds of funds and the fund’s arrangements for shareholder and distribution services take into account the varying levels of services required by shareholders of different classes of the funds of funds. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of the Investor Class. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

14

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, 1.00% for the Institutional Class and 0.85% for the R6 Class. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until February 28, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the period March 19, 2015 (fund inception) through October 31, 2015 was $9,059, $23,807 and $1,307 for the Investor Class, Institutional Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the period March 19, 2015 (fund inception) through October 31, 2015 was 1.19% for the Investor Class, 0.99% for the Institutional Class and 0.84% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 19, 2015 (fund inception) through October 31, 2015 were $865,289,170 and $504,092,784, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended October 31, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	70,000,000
Sold	9,664,941	$96,620,631
Redeemed	(45,548)	(431,789)
	9,619,393	96,188,842
Institutional Class/Shares Authorized	150,000,000
Sold	26,126,396	260,420,333
Redeemed	(1,010,049)	(9,865,944)
	25,116,347	250,554,389
R6 Class/Shares Authorized	20,000,000
Sold	1,501,440	14,826,317
Redeemed	(118,089)	(1,097,830)
	1,383,351	13,728,487
Net increase (decrease)	36,119,091	$360,471,718

(1)	March 19, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$2,114,216	$2,947,780
United States	166,303,659	—	—
Other Countries	—	171,163,350	—
Temporary Cash Investments	432	3,483,047	—
	$168,418,307	$177,594,177	—

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7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 15, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 14, 2015:

Investor Class	Institutional Class	R6 Class
$0.2210	$0.2354	$0.2463

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 19, 2015 (fund inception) through October 31, 2015.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$344,992,563
Gross tax appreciation of investments	$8,248,086
Gross tax depreciation of investments	(7,228,165)
Net tax appreciation (depreciation) of investments	1,019,921
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(10,347)
Net tax appreciation (depreciation)	$1,009,574
Undistributed ordinary income	$7,381,382
Accumulated short-term capital losses	$(22,764,806)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.09	(0.52)	(0.43)	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
Institutional Class
2015(3)	$10.00	0.10	(0.51)	(0.41)	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740
R6 Class
2015(3)	$10.00	0.11	(0.52)	(0.41)	$9.59	(4.10)%	0.84%(4)	0.85%(4)	1.85%(4)	1.84%(4)	151%	$13,271

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund (the "Fund"), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 18, 2015

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87657 1512

ANNUAL REPORT	OCTOBER 31, 2015

Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	5.51%	12.65%	6.78%	11.18%	9/21/95(1)
MSCI U.S. REIT Index	—	5.32%	12.16%	7.66%	10.92%(2)	—
S&P 500 Index	—	5.20%	14.32%	7.84%	8.54%(2)	—
Institutional Class	REAIX	5.70%	12.88%	6.99%	9.80%	6/16/97
A Class(3)	AREEX					10/6/98
No sales charge*		5.24%	12.38%	6.51%	10.74%
With sales charge*		-0.81%	11.06%	5.88%	10.35%
C Class	ARYCX	4.47%	11.54%	—	3.25%	9/28/07
R Class	AREWX	4.97%	12.09%	—	3.75%	9/28/07
R6 Class	AREDX	5.86%	—	—	9.99%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

(2)	Since September 30, 1995, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $19,273

MSCI U.S. REIT Index — $20,923

S&P 500 Index — $21,288

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.14%	0.94%	1.39%	2.14%	1.64%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 5.51%* for the fiscal year ended October 31, 2015. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 5.32%, while the S&P 500 Index (a broad stock market measure) returned 5.20%.

REIT Market Overview

Real estate investment trusts (REITs) advanced for the 12-month period and performed in line with the broad U.S. equity indices. REITs began the period on a positive note, rallying in late 2014 and early 2015 as fundamentals in the commercial real estate market remained favorable—demand outstripped supply, creating a pricing advantage for landlords and property owners. In addition, interest rates declined, which lowered funding costs for REITs and helped make their dividend yields more attractive.

REITs reversed course in mid-2015 as stronger economic data and expectations of a short-term interest rate increase by the U.S. Federal Reserve (the Fed) pushed interest rates higher. However, REITs rebounded over the last two months of the reporting period as decelerating growth in China and other emerging economies put downward pressure on interest rates. Furthermore, many REITs traded at discounts to their underlying net asset values, which also provided a favorable backdrop for REIT performance.

From a sector perspective, self-storage REITs were the best-performing sector. The self-storage sector benefited from accelerating demand and limited new supply. Residential and retail REITs also posted double-digit gains for the reporting period. Residential REITs benefited from continued improvement in the labor market, especially within the millennial demographic (ages 22-35), which led to an uptick in household formations and boosted demand for rental units. Retail REITs advanced amid positive consumer spending trends.

At the opposite end of the spectrum, lodging and health care REITs declined for the reporting period. Lodging REITs fell as softer demand in major U.S. coastal markets led to lowered revenue projections for the sector, while health care REITs were adversely affected by heavy transaction activity and weaker fundamentals in the senior housing segment.

Self-Storage and Health Care Added Value

The portfolio slightly outperformed its benchmark for the 12-month period. One contributing factor to this outperformance was an overweight position and strong stock selection among self-storage REITs. Leading contributors included Extra Space Storage and CubeSmart. Extra Space reported strong earnings and acquired a large private storage operator that should be accretive to earnings going forward, while CubeSmart benefited from favorable supply-and-demand dynamics in the sector.

An underweight position in the health care sector also contributed positively to relative results. Stock selection was also favorable, primarily by avoiding many of the weaker performers in the sector.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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Other notable individual contributors included AvalonBay Communities and The Blackstone Group. AvalonBay, a nationwide residential REIT, rallied thanks to accelerating rental growth in its core property markets. Blackstone is an asset manager with a sizable real estate presence, including private equity and real estate opportunity funds. The company monetized gains in its real estate holdings, providing a boost to the stock. We eliminated Blackstone from the portfolio late in the reporting period after its strong performance.

Lodging REITs Detracted

Stock selection among lodging REITs detracted the most from relative results during the reporting period. Hilton Worldwide Holdings, Pebblebrook Hotel Trust, and Marriott Vacations Worldwide (a new holding during the period) were the most noteworthy detractors in this sector. All three stocks declined as a slowdown in leisure travel led to lowered revenue expectations, but they remain overweight positions in the portfolio because we believe that the slowdown in the lodging sector is already priced into the stocks.

Other meaningful detractors in the portfolio included homebuilder Lennar and office REIT Kilroy Realty. Lennar declined as a result of disappointing new home sales, which led us to eliminate the stock from the portfolio, while Kilroy gave back some gains after a strong 2014.

Outlook

We remain constructive on the 12-month outlook for REITs. Fundamentals in the REIT market remain strong as demand is exceeding supply in many sectors of the commercial property market. Furthermore, many REITs are trading at significant discounts to their underlying net asset values, creating a compelling valuation opportunity. A moderate level of economic growth going forward should also provide a favorable backdrop for REIT operating performance. Although the timing of a possible Fed interest rate hike remains uncertain, we believe that higher rates are already reflected in current REIT valuations.

Within the portfolio, we are maintaining overweight positions in residential and self-storage REITs. Residential REITs should continue to benefit from an existing trend toward renting over home ownership, particularly within the millennial generation. Fundamentals in the self-storage sector remain strong as demand continues to accelerate and supply holds steady. We also remain positive on the outlook for the retail sector, where strengthening employment growth and falling energy prices should lead to improving consumer spending levels. In the office sector, we continue to favor companies with exposure to central business districts, where fundamentals have been especially robust. REITs that lease space to technology and life sciences companies are well positioned to benefit from increased capital investment in those industries.

In contrast, the portfolio holds underweight positions in yield-oriented sectors such as triple-net-lease and health care REITs. (In a triple-net lease agreement, the tenant is responsible for taxes, insurance, and maintenance on the property.) We expect these sectors to continue experiencing headwinds resulting from below-average growth expectations.

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Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	10.8%
Public Storage	5.2%
Equity Residential	4.6%
AvalonBay Communities, Inc.	4.4%
Equinix, Inc.	3.7%
Vornado Realty Trust	3.6%
ProLogis, Inc.	3.6%
General Growth Properties, Inc.	3.5%
Welltower, Inc.	3.2%
Realty Income Corp.	3.2%

Sub-Industry Allocation	% of net assets
Retail REITs	32.6%
Office REITs	16.5%
Specialized REITs	15.1%
Residential REITs	14.1%
Health Care REITs	7.8%
Diversified REITs	4.5%
Industrial REITs	3.6%
Hotel and Resort REITs	2.2%
Hotels, Resorts and Cruise Lines	1.5%
Real Estate Operating Companies	0.9%
Cash and Equivalents*	1.2%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.40	$5.81	1.14%
Institutional Class	$1,000	$1,021.40	$4.79	0.94%
A Class	$1,000	$1,019.20	$7.07	1.39%
C Class	$1,000	$1,015.30	$10.87	2.14%
R Class	$1,000	$1,018.00	$8.34	1.64%
R6 Class	$1,000	$1,022.20	$4.03	0.79%
Hypothetical
Investor Class	$1,000	$1,019.46	$5.80	1.14%
Institutional Class	$1,000	$1,020.47	$4.79	0.94%
A Class	$1,000	$1,018.20	$7.07	1.39%
C Class	$1,000	$1,014.42	$10.87	2.14%
R Class	$1,000	$1,016.94	$8.34	1.64%
R6 Class	$1,000	$1,021.22	$4.02	0.79%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.8%
Diversified REITs — 4.5%
Duke Realty Corp.	1,697,573	$35,139,761
NorthStar Realty Finance Corp.	1,488,874	17,881,377
STORE Capital Corp.	606,928	13,759,058
		66,780,196
Health Care REITs — 7.8%
Care Capital Properties, Inc.	612,623	20,185,928
Omega Healthcare Investors, Inc.	760,624	26,256,740
Ventas, Inc.	377,737	20,292,032
Welltower, Inc.	731,474	47,450,718
		114,185,418
Hotel and Resort REITs — 2.2%
Host Hotels & Resorts, Inc.	1,255,457	21,757,070
Pebblebrook Hotel Trust	300,858	10,283,326
		32,040,396
Hotels, Resorts and Cruise Lines — 1.5%
Hilton Worldwide Holdings, Inc.	291,774	7,291,432
Marriott International, Inc., Class A	95,794	7,355,063
Marriott Vacations Worldwide Corp.	121,551	7,827,885
		22,474,380
Industrial REITs — 3.6%
ProLogis, Inc.	1,235,928	52,811,203
Office REITs — 16.5%
Alexandria Real Estate Equities, Inc.	278,648	25,005,871
Boston Properties, Inc.	237,856	29,934,178
Douglas Emmett, Inc.	969,486	29,617,797
Hudson Pacific Properties, Inc.	781,398	22,324,541
Kilroy Realty Corp.	407,002	26,797,012
Mack-Cali Realty Corp.	902,112	19,629,957
SL Green Realty Corp.	301,409	35,753,136
Vornado Realty Trust	528,618	53,152,540
		242,215,032
Real Estate Operating Companies — 0.9%
Forest City Enterprises, Inc., Class A(1)	594,779	13,144,616
Residential REITs — 14.1%
AvalonBay Communities, Inc.	371,831	65,007,214
Equity Residential	869,640	67,240,565
Essex Property Trust, Inc.	192,973	42,538,968
UDR, Inc.	925,965	31,908,754
		206,695,501
Retail REITs — 32.6%
Acadia Realty Trust	709,537	23,336,672

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	Shares	Value
DDR Corp.	959,475	$16,119,180
Equity One, Inc.	683,446	18,165,995
Federal Realty Investment Trust	133,476	19,152,471
General Growth Properties, Inc.	1,782,537	51,604,446
Kimco Realty Corp.	893,293	23,913,454
Kite Realty Group Trust	616,438	16,280,127
Macerich Co. (The)	497,209	42,133,491
National Retail Properties, Inc.	673,493	25,592,734
Realty Income Corp.	941,301	46,556,747
Simon Property Group, Inc.	788,981	158,948,112
Taubman Centers, Inc.	219,455	16,893,646
Urban Edge Properties	802,900	19,060,846
		477,757,921
Specialized REITs — 15.1%
CubeSmart	851,210	23,680,662
Digital Realty Trust, Inc.	547,063	40,460,780
Equinix, Inc.	184,387	54,703,935
Extra Space Storage, Inc.	333,947	26,461,960
Public Storage	331,049	75,962,504
		221,269,841
TOTAL COMMON STOCKS (Cost $1,020,394,808)		1,449,374,504
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $6,715,965), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $6,585,307)		6,585,302
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $11,198,644), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $10,978,000)		10,978,000
State Street Institutional Liquid Reserves Fund, Premier Class	922	922
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,564,224)		17,564,224
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,037,959,032)		1,466,938,728
OTHER ASSETS AND LIABILITIES†		703,757
TOTAL NET ASSETS — 100.0%		$1,467,642,485

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $1,037,959,032)	$1,466,938,728
Cash	12,469
Receivable for investments sold	32,429,866
Receivable for capital shares sold	1,549,732
Dividends and interest receivable	2,736,679
1,503,667,474

Liabilities
Payable for investments purchased	33,079,894
Payable for capital shares redeemed	1,568,445
Accrued management fees	1,318,909
Distribution and service fees payable	57,741
36,024,989

Net Assets	$1,467,642,485

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,215,837,371
Accumulated net realized loss	(177,174,582)
Net unrealized appreciation	428,979,696
$1,467,642,485

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$925,933,747	31,185,689	$29.69
Institutional Class, $0.01 Par Value	$159,720,572	5,366,897	$29.76
A Class, $0.01 Par Value	$175,833,249	5,922,344	$29.69*
C Class, $0.01 Par Value	$17,439,399	596,884	$29.22
R Class, $0.01 Par Value	$14,458,175	489,250	$29.55
R6 Class, $0.01 Par Value	$174,257,343	5,856,572	$29.75
*Maximum offering price $31.50 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends	$40,745,226
Interest	5,412
40,750,638

Expenses:
Management fees	17,093,062
Distribution and service fees:
A Class	460,208
C Class	181,863
R Class	59,994
Directors' fees and expenses	52,978
Other expenses	8,975
17,857,080

Net investment income (loss)	22,893,558

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	140,383,346
Change in net unrealized appreciation (depreciation) on investments	(61,602,845)

Net realized and unrealized gain (loss)	78,780,501

Net Increase (Decrease) in Net Assets Resulting from Operations	$101,674,059
See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$22,893,558	$17,206,564
Net realized gain (loss)	140,383,346	124,366,348
Change in net unrealized appreciation (depreciation)	(61,602,845)	114,857,025
Net increase (decrease) in net assets resulting from operations	101,674,059	256,429,937

Distributions to Shareholders
From net investment income:
Investor Class	(18,881,364)	(16,161,150)
Institutional Class	(5,994,221)	(7,239,801)
A Class	(2,938,676)	(2,721,669)
C Class	(169,883)	(133,288)
R Class	(151,917)	(88,010)
R6 Class	(2,301,700)	(173,539)
Decrease in net assets from distributions	(30,437,761)	(26,517,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(246,440,506)	(74,624,885)

Net increase (decrease) in net assets	(175,204,208)	155,287,595

Net Assets
Beginning of period	1,642,846,693	1,487,559,098
End of period	$1,467,642,485	$1,642,846,693

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

15

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.00% for the Institutional Class and 0.65% to 0.85% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 1.13% for the Investor Class, A Class, C Class and R Class, 0.93% for the Institutional Class and 0.78% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $2,182,665,502 and $2,422,833,853, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		150,000,000
Sold	12,303,508	$369,568,617	14,838,030	$384,791,082
Issued in reinvestment of distributions	635,750	18,429,857	596,154	15,358,750
Redeemed	(17,510,664)	(525,318,867)	(14,208,977)	(364,345,148)
	(4,571,406)	(137,320,393)	1,225,207	35,804,684
Institutional Class/Shares Authorized	50,000,000		75,000,000
Sold	3,155,595	95,323,733	3,414,323	86,539,020
Issued in reinvestment of distributions	182,987	5,397,113	264,433	6,809,195
Redeemed	(11,434,924)	(352,919,499)	(7,022,141)	(176,058,057)
	(8,096,342)	(252,198,653)	(3,343,385)	(82,709,842)
A Class/Shares Authorized	50,000,000		40,000,000
Sold	2,355,656	70,464,832	2,314,360	59,527,026
Issued in reinvestment of distributions	98,462	2,851,154	103,945	2,651,216
Redeemed	(2,637,014)	(78,153,884)	(4,525,715)	(114,851,793)
	(182,896)	(4,837,898)	(2,107,410)	(52,673,551)
C Class/Shares Authorized	10,000,000		5,000,000
Sold	145,880	4,310,667	158,192	4,041,002
Issued in reinvestment of distributions	4,541	129,831	3,540	90,000
Redeemed	(154,361)	(4,514,636)	(266,230)	(6,766,291)
	(3,940)	(74,138)	(104,498)	(2,635,289)
R Class/Shares Authorized	10,000,000		5,000,000
Sold	313,203	9,313,920	136,052	3,529,010
Issued in reinvestment of distributions	4,748	135,987	3,258	83,894
Redeemed	(134,904)	(3,967,197)	(73,055)	(1,849,803)
	183,047	5,482,710	66,255	1,763,101
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	7,671,347	225,205,102	1,097,825	29,411,652
Issued in reinvestment of distributions	82,066	2,301,700	6,461	173,539
Redeemed	(2,911,026)	(84,998,936)	(146,049)	(3,759,179)
	4,842,387	142,507,866	958,237	25,826,012
Net increase (decrease)	(7,829,150)	$(246,440,506)	(3,305,594)	$(74,624,885)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,449,374,504	—	—
Temporary Cash Investments	922	$17,563,302	—
	$1,449,375,426	$17,563,302	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$30,437,761	$26,517,457
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,087,628,607
Gross tax appreciation of investments	$383,197,322
Gross tax depreciation of investments	(3,887,201)
Net tax appreciation (depreciation) of investments	379,310,121
Undistributed ordinary income	—
Accumulated short-term capital losses	$(127,505,007)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$28.69	0.42	1.13	1.55	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
2014	$24.56	0.30	4.29	4.59	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
2013	$23.05	0.36	1.70	2.06	(0.55)	$24.56	9.04%	1.14%	1.48%	170%	$847,977
2012(3)	$22.35	0.09	0.66	0.75	(0.05)	$23.05	3.38%	1.15%(4)	0.64%(4)	86%	$759,303
2012	$19.58	0.17	2.87	3.04	(0.27)	$22.35	15.62%	1.16%	0.83%	168%	$696,245
2011	$15.79	0.13	3.83	3.96	(0.17)	$19.58	25.19%	1.16%	0.76%	238%	$605,529
Institutional Class
2015	$28.75	0.51	1.11	1.62	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
2014	$24.61	0.35	4.30	4.65	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
2013	$23.10	0.41	1.70	2.11	(0.60)	$24.61	9.23%	0.94%	1.68%	170%	$413,623
2012(3)	$22.40	0.11	0.67	0.78	(0.08)	$23.10	3.47%	0.95%(4)	0.84%(4)	86%	$324,283
2012	$19.62	0.21	2.87	3.08	(0.30)	$22.40	15.86%	0.96%	1.03%	168%	$290,557
2011	$15.81	0.17	3.84	4.01	(0.20)	$19.62	25.48%	0.96%	0.96%	238%	$297,740

20

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$28.69	0.34	1.14	1.48	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
2014	$24.55	0.24	4.30	4.54	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
2013	$23.05	0.30	1.69	1.99	(0.49)	$24.55	8.77%	1.39%	1.23%	170%	$201,660
2012(3)	$22.35	0.05	0.67	0.72	(0.02)	$23.05	3.21%	1.40%(4)	0.39%(4)	86%	$166,497
2012	$19.60	0.11	2.87	2.98	(0.23)	$22.35	15.33%	1.41%	0.58%	168%	$151,198
2011	$15.81	0.09	3.83	3.92	(0.13)	$19.60	24.92%	1.41%	0.51%	238%	$141,257
C Class
2015	$28.25	0.12	1.13	1.25	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
2014	$24.18	0.04	4.23	4.27	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
2013	$22.72	0.12	1.67	1.79	(0.33)	$24.18	7.93%	2.14%	0.48%	170%	$17,057
2012(3)	$22.11	(0.05)	0.66	0.61	—	$22.72	2.76%	2.15%(4)	(0.36)%(4)	86%	$5,622
2012	$19.48	(0.02)	2.82	2.80	(0.17)	$22.11	14.44%	2.16%	(0.17)%	168%	$2,574
2011	$15.75	(0.04)	3.82	3.78	(0.05)	$19.48	24.00%	2.16%	(0.24)%	238%	$1,595

21

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2015	$28.55	0.26	1.15	1.41	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458
2014	$24.44	0.16	4.28	4.44	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743
2013	$22.95	0.24	1.68	1.92	(0.43)	$24.44	8.50%	1.64%	0.98%	170%	$5,866
2012(3)	$22.27	0.02	0.66	0.68	—(5)	$22.95	3.06%	1.65%(4)	0.14%(4)	86%	$3,466
2012	$19.55	0.08	2.84	2.92	(0.20)	$22.27	15.01%	1.66%	0.33%	168%	$2,224
2011	$15.78	0.06	3.81	3.87	(0.10)	$19.55	24.60%	1.66%	0.26%	238%	$1,364
R6 Class
2015	$28.74	0.49	1.17	1.66	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257
2014	$24.61	0.33	4.35	4.68	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151
2013(6)	$25.22	0.07	(0.53)	(0.46)	(0.15)	$24.61	(1.77)%	0.79%(4)	1.04%(4)	170%(7)	$1,377

22

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2012, the fund's fiscal year end was March 31.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through October 31, 2013.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the "Fund"), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 18, 2015

24

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

29

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $197,478, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87645 1512

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $40,200
FY 2015:    $96,912

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $91,808
FY 2015:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 5, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 5, 2016